Heritage Series Trust: Growth Equity Fund Value Equity Fund

880 Carillon Parkway

St. Petersburg, FL 33716

October 17, 2005

Dear Valued Shareholder:

On December 13, 2005, a special shareholder’s meeting of the Growth Equity Fund (“Growth Equity”) and the Value Equity Fund (“Value Equity”) will be held to approve the following reorganizations:

Acquired Fund will be reorganized into Acquiring Fund
Growth Equity	Heritage Capital Appreciation Trust
Value Equity	Heritage Growth and Income Trust

Upon approval the reorganization will take effect on or about December 16, 2005 and shareholders of (1) Growth Equity will become shareholders of Capital Appreciation, receiving shares of Capital Appreciation having an aggregate net asset value equal to the shareholder’s investment in Growth Equity and (2) Value Equity will become shareholders of Growth and Income, receiving shares of Growth and Income having an aggregate net asset value equal to the shareholder’s investment in Value Equity.

The Board of Trustees of Heritage Series Trust, recommends approval of both reorganizations. The Board believes the reorganizations will benefit each Acquired Fund and its shareholders as a result of the lower fees and expenses, strong performance records, and a stable asset base. The reorganizations are not expected to cause any direct tax consequences. No sales load, commission or other fee will be imposed on shareholders in connection with the share exchange.

Detailed information about the reorganizations is enclosed. Please read the enclosed materials carefully before you vote. Whether or not you attend the meeting in person, your vote is needed. Once you have decided how you will vote, please complete, sign, date and return the enclosed proxy card or vote by telephone or internet using the instructions on the proxy card(s). You may receive more than one set of proxy materials if you hold shares in more than one account. Please be sure to vote each proxy card you receive. If we do not receive your vote, you may receive a telephone call from our proxy solicitor, Computershare Fund Services, reminding you to vote your shares.

If you have any questions please call Heritage Client Services, at (800) 421-4184.

Sincerely,

K.C. Clark

Executive Vice President, Principal Executive Officer

Questions and Answers

Q.	What is happening? Why did I get this document?

A.	The Growth Equity Fund (“Growth Equity”) and Value Equity Fund (“Value Equity”) (collectively, the “Acquired Funds”) are conducting a Special Meeting of Shareholders scheduled to be held on Tuesday, December 13, 2005 to vote on the proposed reorganizations of Growth Equity into Heritage Capital Appreciation Trust (“Capital Appreciation”) and of Value Equity into Heritage Growth and Income Trust (“Growth and Income”). You are receiving this document because as of September 30, 2005, you were a shareholder of Growth Equity and/or Value Equity and are entitled to vote your shares of the fund(s) at the meeting.

Q.	What is this document?

A.	This document is a proxy statement for the Acquired Funds, and a prospectus for Capital Appreciation and Growth and Income (collectively, the Acquiring Funds”). This Combined Proxy Statement and Prospectus contains information the shareholders of each Acquired Fund should know before voting on the proposed reorganizations. You should retain this document for future reference.

Q.	What are the reorganizations?

A.	There are two proposed reorganizations discussed in the combined proxy statement and prospectus. If approved:

•	Growth Equity will be reorganized into Capital Appreciation. Both funds have the same investment objective, although they employ different investment policies and strategies to reach that objective.

•	Value Equity will be reorganized into Growth and Income. Both funds have the same investment objective, although they employ different investment policies and strategies to reach that objective.

Q.	How will this affect me as a shareholder?

A.	If approved, shareholders of Growth Equity will become shareholders of the Capital Appreciation and shareholders of Value Equity will become shareholders of Growth and Income. No sales charges or other fees will be imposed in connection with the Reorganizations. The procedures for purchasing, redeeming and exchanging shares are identical.

Q.	After the reorganizations, will I own the same number of shares?

A.	The aggregate value of your investment will not change as a result of the reorganizations. It is likely, however that the number of shares you own will change because your shares will be exchanged at the net asset value per share of the Acquiring Fund, which will probably be different from the net asset value per share of the Acquired Fund.

Q.	What if I also own shares of the Acquiring Fund?

A.	If you also own shares of both an Acquired Fund and its Acquiring Fund (e.g. Growth Equity and Capital Appreciation), the shares exchanged in this reorganization will be added to your existing account so long as your account in each fund has the same account number.

Q.	Will my expenses increase pursuant to the reorganizations?

A.	No. One of the benefits of the Reorganizations is that the Acquiring Funds have lower total annual operating expenses than the funds being acquired.

Q.	What are the tax consequences of the reorganizations?

A.	Each reorganization is expected to be a tax-free transaction for federal income tax purposes. However, a portion of the assets transferred to an Acquiring Fund from an Acquired Fund may be sold before or after each reorganization, which may result in the recognition of net gain that would be taxable to shareholders (other than 401(k) plans, individual retirement accounts, and other tax-exempt shareholders) when distributed to them.

Q.	How does the Board of Trustees of the Acquired Funds recommend that I vote?

A.	The Board unanimously recommends that shareholders of each Acquired Fund vote “FOR” the Reorganizations.

Q.	Who is paying the costs of the reorganizations?

A.	Heritage Asset Management, Inc., the investment manager to the Acquired Funds, has agreed to pay the costs associated with the Reorganizations. The Acquired Funds will not bear any of these costs.

Q.	How do I vote my shares?

A.	You can vote your shares by mail, telephone or internet by following the instructions on the enclosed proxy card(s). If you only own one of the Acquired Funds, you will only vote on the reorganization for that fund.

If you have any questions, please call the Heritage Family of Funds, toll-free at (800) 421-4184.

HERITAGE SERIES TRUST

Growth Equity Fund

Value Equity Fund

880 Carillon Parkway

St. Petersburg, FL 33716

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on December 13, 2005

To the Shareholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of each of the Growth Equity Fund and Value Equity Fund, each a series of Heritage Series Trust (“Trust”), will be held at the offices of the Trust at 880 Carillon Parkway, St. Petersburg, FL 33716 on December 13, 2005, at 10:00 a.m., Eastern Time, for the following purposes:

1.	Shareholders of the Growth Equity Fund will be asked to consider and approve an Agreement and Plan of Reorganization and Termination, which provides for the reorganization of the Growth Equity Fund into Heritage Capital Appreciation Trust, a Massachusetts business trust.

2.	Shareholders of the Value Equity Fund will be asked to consider and approve an Agreement and Plan of Reorganization and Termination, which provides for the reorganization of the Value Equity Fund into Heritage Growth and Income Trust, a Massachusetts business trust.

3.	Transact any other business, not currently contemplated, that may properly come before the Special Meeting, in the discretion of the proxies or their substitutes, or any adjournments thereof.

Shareholders of record as of the close of business on September 30, 2005 are entitled to notice of, and to vote at, the Special Meeting or any adjournment of the Special Meeting. Note that approval of any proposed reorganization is not contingent on the approval of any other proposed reorganization.

We request that you execute and return promptly in the enclosed envelope the accompanying proxy, which is being solicited by the Board of Trustees of the Trust. Your vote is important for the purpose of ensuring a quorum at the Special Meeting. You may revoke your proxy at any time before it is exercised by executing and submitting a revised proxy, by giving written notice of revocation to the Secretary of the Trust or by voting in person at the Special Meeting.

By order of the Board of Trustees,

Andrea N. Mullins

Secretary

October 17, 2005

COMBINED PROXY STATEMENT AND PROSPECTUS

Dated: October     , 2005

HERITAGE SERIES TRUST

Growth Equity Fund

Value Equity Fund

HERITAGE CAPITAL APPRECIATION TRUST

HERITAGE GROWTH AND INCOME TRUST

880 Carillon Parkway

St. Petersburg, FL 33716

(800) 421-4184

This is a Proxy Statement for Growth Equity Fund (“Growth Equity”) and Value Equity Fund (“Value Equity”) (each an “Acquired Fund” and collectively, the “Acquired Funds”), each of which is a series of Heritage Series Trust, which is a Massachusetts business trust that is registered with the U.S. Securities and Exchange Commission (“SEC”) as an open-end management investment company. This also is a Prospectus for Heritage Capital Appreciation Trust (“Capital Appreciation”) and Heritage Growth and Income Trust (“Growth and Income”) (each an “Acquiring Fund” and collectively, the “Acquiring Funds”), each of which is a Massachusetts business trust that also is registered with the SEC as an open-end management investment company.

This Combined Proxy Statement and Prospectus (the “Proxy Statement/Prospectus”) is being sent to shareholders of the Acquired Funds in connection with the solicitation of proxies by the Board of Trustees of Heritage Series Trust (“Board” or “Board of Trustees”)), on behalf of the Acquired Funds, to be used at a Special Meeting of Shareholders of each Acquired Fund to be held at the offices of Heritage Asset Management, Inc. (“Heritage”) located at 880 Carillon Parkway, St. Petersburg, FL 33716 on December 13, 2005 at 10:00 a.m. Eastern Time, and any adjournments thereof (the “Meeting”). Copies of the Proxy Statement/Prospectus were made available to the shareholders of the Acquired Funds beginning on or about October 17, 2005.

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The matters that the Board expects will come before the Meeting, and the shareholders entitled to vote on such matters, as follows:

Proposal	Shareholders Entitled to Vote on the Proposal

1. To consider and approve an Agreement and Plan of Reorganization and Termination, which provides for the reorganization of Growth Equity, a series of Heritage Series Trust, into Capital Appreciation.

Shareholders of Growth Equity
2. To consider and approve an Agreement and Plan of Reorganization and Termination, which provides for the reorganization of Value Equity, a series of Heritage Series Trust, into Growth and Income.	Shareholders of Value Equity
3. Transact any other business, not currently contemplated, that may properly come before the Special Meeting, in the discretion of the proxies or their substitutes, or any adjournments thereof.	Each Acquired Fund, as applicable

Each Reorganization is independent of the other; therefore, if the shareholders of one of the Acquired Funds approve their Reorganization, it is expected to proceed regardless of whether the shareholders of the other Acquired Fund approves their Reorganization.

On the closing date of the Reorganizations contemplated by the Reorganization Agreement, each Acquired Fund shareholder will receive the same class of shares of a corresponding Acquiring Fund equal to the value of the shareholder’s Acquired Fund shares on the closing date. The Reorganizations are expected to close on or about December 16, 2005 (“Closing Date”).

This Proxy Statement/Prospectus sets forth important information that you should know before voting on the Reorganization Agreements. You should read and retain this Prospectus/Proxy Statement for future reference. The following documents have been filed with the SEC and are incorporated by reference into this Proxy Statement/Prospectus:

1.	The Statement of Additional Information, dated January 3, 2005, as supplemented, of Heritage Series Trust (File nos. 33-57986, 811-7470), Capital Appreciation (File nos. 33-7559, 811-4767), and Growth and Income (File nos. 2-98634, 811-4338), which contain additional information about the Acquired Funds and the Acquiring Funds.

2.	A Statement of Additional Information of Capital Appreciation and Growth and Income related to the Proxy Statement/Prospectus, dated October 17, 2005, which contains additional information about the Reorganizations.

Copies of any of the above documents are available upon request, without charge, by calling (800) 421-4184.

THE SEC HAS NOT APPROVED OR DISAPPROVED THE SECURITIES DESCRIBED IN THIS PROXY STATEMENT/PROSPECTUS, OR DETERMINED IF THIS PROXY STATEMENT/PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THE PROSPECTUS/PROXY STATEMENT AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE ACQUIRED FUNDS OR THE ACQUIRING FUNDS.

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ABOUT THE REORGANIZATIONS

The following is a summary of certain information relating to the proposed transactions and is qualified in its entirety by reference to the more complete information contained elsewhere in the Proxy Statement/Prospectus and the attached Appendices. Due primarily to concerns over asset levels and marketability, Heritage, the investment manager of the Acquired Funds, recommended to the Board of Trustees to reorganize each Acquired Fund into the corresponding Acquiring Fund as follows:

Acquired Fund will be reorganized into Acquiring Fund
Growth Equity	Capital Appreciation
Value Equity	Growth and Income

After careful consideration of a number of factors, the Board of Trustees has voted to recommend to shareholders of each of the Acquired Funds the approval of a Reorganization Agreement to which each Acquiring Fund would acquire all of the assets of the corresponding Acquired Fund in exchange solely for the assumption of all the liabilities of the Acquired Fund and the issuance of shares of the Acquiring Fund to be distributed pro rata by the Acquired Fund to its shareholders in a complete liquidation and termination of the Acquired Fund. As a result of the Reorganizations, each shareholder of an Acquired Fund will become the owner of the applicable corresponding Acquiring Fund’s shares having a total aggregate value equal to the total aggregate value of his or her holdings in the applicable Acquired Fund on the Closing Date.

The Acquired Funds and the Acquiring Funds both offer Class A, Class B and Class C shares. Each class of shares of the Acquired Funds has the same purchase, exchange and redemption procedures as the corresponding class of shares of the Acquiring Funds. Each Acquired Fund shareholder would receive shares of the same class of the applicable Acquiring Fund having the same aggregate value as such shareholder currently owns.

You will not incur any sales loads or similar transaction charges as a result of a Reorganization. Further, for purposes of calculating any holding period used to determine a contingent deferred sales charge, your original purchase will apply.

The Board, including the Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”), has concluded that the Reorganizations would be in the best interests of each Acquired Fund and its existing shareholders, and that the interests of existing shareholders would not be diluted as a result of the transactions contemplated by the Reorganizations. Among other things, the Reorganization of each Acquired Fund would give its shareholders the opportunity to participate in a larger fund with the same investment objective (although with differing investment policies and strategies). In addition, shareholders of each Acquired Fund are expected to experience a reduction in the overall operating expenses paid in connection with their investment in the Acquiring Funds. See “Reasons for the Proposed Reorganization” below for further information.

As a condition to the Reorganizations, each Fund will receive an opinion of counsel that each Reorganization will be considered a tax-free reorganization under applicable provisions of the Internal Revenue Code, as amended (the “Code”), so that neither an Acquiring Fund nor an Acquired Fund or their shareholders will recognize any gain or loss. Accordingly, a Fund or its shareholders will not recognize any gain or loss as a result of the Reorganizations. See “Federal Income Tax Considerations” below for further information. However, sales before or after the reorganization of any of each of the Acquired Fund’s assets could result in the realization of net gains that would have to be distributed, and thus, taxed to its shareholders (other than 401(k) plans, individual retirement accounts, and other tax-exempt shareholders). As a result of the Reorganization and certain Code limitations, the Acquired Funds will not be able to use their capital loss carryforwards prior to the expiration. Each Acquiring Fund’s utilization of the corresponding Acquired Fund’s capital losses will be subject to limitations in future years under the Code.

In considering whether to approve a proposal relating to a Reorganization Agreement, you should review the proposal for each Acquired Fund of which you were a shareholder on the Record Date. In addition, you should review the information in this Proxy Statement/Prospectus that relates to both of the proposals and the Reorganization Agreements generally.

Proposal 1:	APPROVAL OF THE REORGANIZATION AGREEMENT, WHICH PROVIDES FOR THE REORGANIZATION OF GROWTH EQUITY INTO CAPITAL APPRECIATION

Proposal 1 asks for the approval of the Reorganization of Growth Equity (“Growth Equity”) into Heritage Capital Appreciation Trust (“Capital Appreciation”). In considering whether to approve this Proposal, you should note that:

•

Capital Appreciation generally pursues the same investment objective via different policies and strategies as those of Growth Equity. Each Fund seeks long-term capital appreciation. Each Fund invests primarily in common stocks of U.S. companies. However, Growth Equity may invest in foreign securities and securities of technology companies to a greater extent than Capital Appreciation. Both Funds are diversified, although Capital Appreciation normally will hold a core portfolio of stocks of fewer companies than many other diversified funds. Both Funds also use a “bottom-up” method of analysis based on fundamental research to determine which stocks the applicable Fund should purchase. However, Growth Equity focuses on companies believed to have long-term returns greater than the average for companies included in the S&P 500 Index while Capital Appreciation purchases stocks of companies, without regard to market capitalization, that have the potential for attractive long-term growth in earnings, cash flow and total worth of the company.

•	Heritage is the investment manager of each Fund, although the subadviser to each Fund is different. Heritage has retained Goldman Sachs Asset Management, L.P. (“Goldman Sachs”) as subadviser to provide day-to-day management of Capital Appreciation’s portfolio. Eagle Asset Management, Inc. (“Eagle”) is the subadviser to Growth Equity. Heritage will benefit to the extent that it will pay lower subadvisory fees pursuant to the completion of the Reorganization.

•	Capital Appreciation has outperformed its peers and benchmark index for a ten-year period while Growth Equity has underperformed its peers and benchmark since its inception.

•	The Reorganization is expected to result in lower overall fees and expenses for shareholders of Growth Equity even though Capital Appreciation has similar effective contractual advisory fees. Heritage contractually has agreed to limit Capital Appreciation’s total annual operating expenses through the Fund’s 2006 fiscal year. In addition, Heritage will benefit to the extent that it will no longer continue to waive and/or reimburse the operating expenses for Growth Equity.

•	Capital Appreciation’s total annual operating expense ratio is lower than that of the corresponding class of shares of Growth Equity, due primarily to Growth Equity’s smaller asset base.

•	The shareholders’ interests would not be diluted by the Reorganization because the Reorganization would be effected on the basis of each participating Fund’s net asset value.

•	The Reorganization is expected to be a tax-free transaction. The portfolio holdings of Growth Equity are generally compatible with Capital Appreciation’s investment objective and policies and, therefore, Growth Equity could transfer all or substantially all of its holdings to Capital Appreciation. If, however, Growth Equity has any assets that may not be held by Capital Appreciation, those assets will be sold before the Reorganization. The proceeds of those sales will be held in temporary investments or reinvested in assets that qualify to be held by Capital Appreciation. The possible need for Growth Equity to dispose of assets before the Reorganization could result in it selling securities at a disadvantageous time and realizing losses that otherwise would not have been realized. Alternatively, these sales could result in Growth Equity’s realizing gains that otherwise would not have been realized, the net proceeds of which would be included in a taxable distribution to its shareholders before the Reorganization.

Comparison of Investment Objectives, Strategies and Policies

Growth Equity and Capital Appreciation have identical investment objectives but pursue these objectives via varying investment policies and strategies. The investment objectives, strategies and policies are described below. The investment strategies for Growth Equity and Capital Appreciation vary. Growth Equity seeks to achieve its investment objective by investing at least 80% of its net assets (plus borrowings for investment purposes) in equity securities. Capital Appreciation seeks to achieve its objective investing at least 65% of its total assets in common stock. Both funds pursue a “bottom-up” method of analysis based on fundamental research to determine which common stocks to purchase.

The types of companies in which the funds invest may be different. For instance, Growth Equity focuses on companies believed to have long-term returns greater than the average of companies included in the S&P 500. These companies typically each have a market capitalization greater than $5 billion. Capital Appreciation focuses on companies that have the potential for attractive long-term growth in earnings, cash flow and total worth of the company. Capital Appreciation’s portfolio management team prefers to invest in stocks of companies that appear to be under-valued in relation to their long-term growth fundamentals and regardless of market capitalization.

In addition, Growth Equity invests primarily in commons stocks of companies that the portfolio manager believes have sustainable competitive advantages in their industries, high-quality management and/or recognized brand names. Capital Appreciation also invests primarily in common stocks. However, the portfolio management team invests primarily in companies that it believes have established positions in their industries and the potential for favorable long-term returns. Unlike Growth Equity, Capital Appreciation normally will hold a core of portfolio of stocks of fewer companies that many other diversified funds. More information on the investment strategies of Growth Equity and Capital Appreciation is found in the table below.

Heritage, the investment manager of Growth Equity, has reviewed Growth Equity’s current portfolio holdings and determined that those holdings generally are compatible with Capital’s investment objectives and policies. As a result, Heritage believes, with respect to the Reorganization, that, if the Reorganization is approved, all or substantially all of Growth Equity’s assets could be transferred to and held by Capital Appreciation. However, the portfolio manager of Capital Appreciation may determine to sell a portion of the assets of Growth Equity after the completion of the Reorganization, which may result in the recognition of net gain that would be taxable to one or more shareholders when distributed to them.

	Growth Equity	Capital Appreciation
Investment Objective	Seeks long-term capital appreciation.	Same.
Investment Strategies	Growth Equity seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. Pursuant to the SEC rules, this policy will not be changed without 60 calendar days’ advance notice to shareholders. Growth Equity seeks to invest in equity securities, primarily common stocks that have sufficient growth potential to offer above-average long-term capital appreciation. The fund may own a variety of securities including foreign equity securities.	Capital Appreciation seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in common stocks selected for their potential to achieve capital appreciation over the long term.
	Growth Equity’s portfolio manager uses a “bottom-up” method of analysis based on fundamental research to determine which common stocks to purchase.	Same.
	The portfolio manager of Growth Equity focuses on companies believed to have long-term returns greater than the average for companies included in the S&P 500 Index. The companies typically have a market capitalization greater than $5 billion. At the time of purchase, each stock typically would have at least one of the following characteristics: (1) projected earnings-per-share growth greater than the average of the S&P 500 Index; (2) a high profit margin; or (3) consistency and predictability of earnings. The portfolio manager selects common stocks for the fund based, in part, on the sustainability of a company’s competitive advantage in the marketplace as well as the strength of its management team. If the stock price appreciates to a level that the portfolio manager believes is not sustainable, the portfolio manager may sell the position.	The portfolio management team of Capital Appreciation purchases stock of companies that have the potential for attractive long-term growth in earnings, cash flow and total worth of the company. In addition, the portfolio management team prefers to purchase such stocks that appear to be undervalued in relation to the company’s long-term growth fundamentals. The portfolio management team invests in the stocks of companies of any size without regard to market capitalization.

	Growth Equity	Capital Appreciation
	Growth Equity invests primarily in the common stocks of companies that the portfolio manager believes have sustainable competitive advantages in their industries, high-quality management and/or recognized brand names. Such companies may include companies that rely extensively on technology in their processes, products or services, or may be expected to benefit from technological advances and improvements in industry, manufacturing and commerce (technology companies).	Capital Appreciation will invest primarily in common stocks of companies that the portfolio management team believes have established positions in their industries and the potential for favorable long-term returns. The true worth of the companies’ stocks, however, may not be recognized by the market or the stocks may be currently out of favor with investors. Although Capital Appreciation is diversified, it normally will hold a core portfolio of stocks of fewer companies than many other diversified funds.
	As a temporary defensive measure because of market, economic or other conditions, Growth Equity may invest up to 100% of its assets in high-quality, short-term debt instruments or may take positions that are consistent with its principal investment strategies. If the portfolio manager invokes this strategy, the fund’s ability to achieve its investment objective may be affected adversely.	Same.
Investment Manager	Heritage Asset Management, Inc.	Same.
Investment Subadvisers	Eagle - As of June 30, 2005, Eagle had approximately $11 billion of assets under its discretionary management. The address for Eagle is 880 Carillon Parkway, St. Petersburg, Florida 33716.	Goldman Sachs - As of June 30, 2005, Goldman Sachs, a business unit of the Investment Management Division of Goldman, Sachs & Co., had assets under management of approximately $453 billion. The address for Goldman Sachs is 2502 Rocky Point Drive, Tampa, Florida 33607.

	Growth Equity	Capital Appreciation
Portfolio Managers	Ashi Parikh has been responsible for the day-to-day management of the investment portfolio since April 1999. Mr. Parikh is Senior Managing Director of the Institutional Growth Division of Eagle and has served as Managing Director and Portfolio Manager for the Large Capitalization Growth Equity Program for Eagle since April 1999. Mr. Parikh joined Eagle from Bank One Investment Advisers, Inc. where he was Managing Director of their Growth Equity Team and lead manager for the One Group Large Company Growth Fund and the One Group Growth Opportunities Fund. He joined Bank One Corporation in 1992 and Bank One Investment Advisers in 1994.	Herbert E. Ehlers, David G. Shell, Steven M. Barry and Gregory H. Ekizian serve as the lead portfolio managers and chief investment officers for the team that has responsibility for the day-to-day management of the Fund. Each lead portfolio manager along with other portfolio managers serve as research analysts for a particular industry. Investment decisions are discussed by the entire team, but the final decision to purchase or sell a particular security is collectively made by the lead portfolio managers. In addition, the lead portfolio managers are ultimately responsible for implementation of investment decisions made by the team and the composition of the Fund’s portfolio structure at both the stock and industry level. Mr. Ehlers joined GSAM as a senior portfolio manager and Chief Investment Officer of the team in 1997. Mr. Shell joined GSAM as a portfolio manager in 1997. Mr. Barry joined GSAM as a portfolio manager in 1999. Mr. Ekizian joined GSAM as a portfolio manager and co-chair of the team’s investment committee in 1997. Messrs. Ehlers, Shell, Barry and Ekizian are Managing Directors, Co-Chief Investment Officers and senior portfolio managers of GSAM and have been associated with the management of the Fund since inception, 1987, 1999 and 1990, respectively.

Comparison of Investment Restrictions and Limitations

There are certain differences highlighted in the table below between Growth Equity and Capital Appreciation’s investment restrictions and limitations. Each of the fundamental investment policies, except for the limitation concerning industry concentration, noted below vary between Growth Equity and Capital Appreciation. Fundamental investment policies may not be changed without a vote of the majority of the outstanding securities of each Fund. Each investment restriction and limitation for the Growth Equity and Capital Appreciation may be found in their respective Statements of Additional Information (“SAIs”).

	Growth Equity	Capital Appreciation
Fundamental Investment Policies
Diversification	Growth Equity must remain diversified with respect to 75% of its total assets (valued at market value) in securities of any one issuer other than the U.S. Government or its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer.	Capital Appreciation must remain diversified with respect to 100% of its total assets (valued at market value) in securities of any one issuer other than the U.S. Government or its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer.
Industry Concentration	Growth Equity may not invest more than 25% in any one industry.	Same.
Borrowing Money	Growth Equity may not borrow money except for extraordinary and temporary measures and is limited to entering into reverse repurchase agreements in an amount up to 33 1/3% of the value to its total assets to meet redemption requests. Growth Equity may not purchase additional portfolio investments once borrowed obligations exceed 5% of total assets.	Capital Appreciation may not borrow money except from banks and only if at the time of such borrowings the total loans to the Fund do not exceed 5% of the Fund’s total assets.
Issuing Senior Securities	Growth Equity may not issue senior securities except as permitted by prospectus and SAI and except that it may engage in transactions involving options, futures, forward currency contracts, or other financial instruments.	Capital Appreciation may not issue senior securities except as permitted by the prospectus and SAI.
Underwriting	Growth Equity may not underwrite the securities of other issuers except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under federal securities laws.	Capital Appreciation may not underwrite the securities of other issuers except that it may invest not more than 5% and its net assets (taken at cost immediately after making such investment) in securities that are not readily marketable without registration under the Securities Act of 1933.
Investing in Commodities, Minerals or Real Estate	Growth Equity may not invest in commodities, commodity contracts or real estate (including real estate limited partnerships) except it may (1) purchase securities issued by companies that invest in or sponsor such interests, and (2) may purchase and sell options, futures contracts, forward currency contracts and other financial instruments. Growth Equity may not invest in oil, gas, or other mineral programs except that they may purchase securities issued by companies that invest in or sponsor such interests.	Capital Appreciation may not invest in commodities, commodity contracts or real estate (including real estate limited partnerships) except that it may purchase securities issued by companies that invest in or sponsor such interests. Capital Appreciation may not invest in oil, gas, or other mineral programs except that they may purchase securities issued by companies that invest in or sponsor such interests.
Loans	Growth Equity may not make loans, except that it may make loans under the following circumstances: (1) to the extent that the purchase of a portion of an issue of publicly distributed notes, bonds, or other evidences of indebtedness or deposits with banks and other financial institutions may be considered loans; (2) where it may enter into repurchase agreements as permitted under that fund’s investment policies; and (3) may make loans of portfolio securities to qualified broker-dealers as described in this SAI.	Capital Appreciation may not make loans, except that it may make loans under the following circumstances: (1) to the extent that the purchase of a portion of an issue of publicly distributed notes, bonds, or other evidences of indebtedness or deposits with banks and other financial institutions may be considered loans; and (2) where it may enter into repurchase agreements as permitted under that fund’s investment policies.

	Growth Equity	Capital Appreciation
Non-Fundamental Investment Policies
Investing in Illiquid Securities	Growth Equity may not invest more than 10% of its net assets in securities that are subject to restrictions on resale or are not readily marketable without registration under the Securities Act of 1933 and in repurchase agreements maturing more than seven days and in repurchase agreements maturing in more than seven days.	Capital Appreciation may not invest more than 10% of its net assets in repurchase agreements maturing in more than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions as to resale.
Selling Short and Buying on Margin	Growth Equity may not sell any securities short or purchase any securities on margin but may obtain such short term credit as necessary for clearance of purchases and sales of securities. Growth Equity may make margin deposits in connection with its use of options, futures contracts and forward currency contracts and may sell short “against the box”.	Capital Appreciation may not sell any securities short or purchase any securities on margin but may obtain such short term credit as necessary for clearance of purchases and sales of securities.
Investing in Investment Companies	Growth Equity may not invest in the securities of other investment companies, except by purchase in the open market where no commissions or profit to a sponsor or dealer results from the purchase other than customary broker’s commission, or except when the purchase is part of a plan of merger, consolidation, reorganization or acquisition. Growth Equity may not invest more than 10% of its total assets in index securities and other investment companies	Capital Appreciation, may not invest in the securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer commission or profit, other customary broker’s commission is involved. Capital Appreciation may not invest more than 5% of its total assets index securities and other investment companies.
Option Writing	No such limitation.	Capital Appreciation may not write put or call options.
Pledging	No such limitation.	Capital Appreciation may not pledge any securities except that it may pledge assets having a value of not more than 10% of its total assets to secure permitted borrowing from banks.

Comparison of Principal Risks

The main risks of investing in Capital Appreciation and Growth Equity are discussed below. The risks for Capital Appreciation and Growth Equity vary between the Funds. Investments in Capital Appreciation present risk relating to core holdings and mid-cap and small-cap companies, while investments in Growth Equity present risks relating to foreign securities, investing in technology companies and portfolio turnover.

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of each Fund’s shares may be affected by its investment objective, principal investment strategies and particular risk factors. Consequently, each Fund may be subject to different principal risks. Some of the principal risks of investing in the Funds are discussed below. However, other factors may also affect each Fund’s net asset value. There is no guarantee that a Fund will achieve its investment objective or that it will not lose principal value.

	Growth Equity	Capital Appreciation
Stock Market Risk	X	X
Growth Company Risk	X	X
Core Holding Risk		X
Small- and Mid-Cap Company Risk		X
Foreign Securities Risk	X
Technology Company Risk	X
Portfolio Turnover Risk	X

Each Fund is subject to the following risk:

Stock Market Risk. The value of stock holdings of Capital Appreciation and Growth Equity may decline in price because of changes in prices of those holdings or a broad stock market decline. These fluctuations could be a sustained trend or a drastic movement. The stock markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Growth Company Risk. Investments by Capital Appreciation and Growth Equity in growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, investors may punish the prices of stocks excessively, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Capital Appreciation is subject to the following additional risks:

Core Holding Risk. Because Capital Appreciation normally holds a core portfolio of stocks of fewer companies than many other diversified funds, the increase or decrease of the value of a single stock may have a greater impact on the fund’s net asset value and total return.

Mid-Cap and Small-Cap Company Risk. Investments by Capital Appreciation in mid-cap and small-cap companies generally involve greater risk than investing in larger, more established companies. Both mid-cap and small-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the fund’s portfolio. Generally, the smaller the company size, the greater these risks.

Growth Equity is subject to the following additional risks:

Foreign Securities Risk. Investments in foreign securities by Growth Equity involve greater risks than investing in domestic securities. As a result, the fund’s returns and net asset value may be affected by fluctuations in currency exchange rates or political or economic conditions and regulatory requirements in a particular country. Foreign equity markets—as well as foreign economies and political systems—may be less stable than U.S. markets, and changes in the exchange rates of foreign currencies can affect the value of the fund’s foreign assets. Foreign laws and accounting standards typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies.

Technology Company Risk. Investments by Growth Equity in technology companies present special and significant risks. For example, if technology continues to advance at an accelerated rate, and the number of companies and product offerings continues to expand, increasingly aggressive pricing may affect the profitability of companies in which the fund invests. In addition, because of the rapid pace of technological development, products and services produced by companies in which the fund invests may become obsolete or have relatively short product cycles. As a result, the fund’s returns may be considerably more volatile than the returns of other mutual funds that do not invest in similarly related companies.

Portfolio Turnover Risk. Growth Equity may engage in short-term transactions under various market conditions to a greater extent than certain other mutual funds with similar investment objectives. The fund’s portfolio turnover could exceed 200%. The fund’s turnover rate may vary greatly from year to year or during periods within a year. A high rate of portfolio turnover generally leads to greater transaction costs, may result in additional tax consequences to investors and may affect performance.

Comparison of Fees and Expenses

The following tables show the fees and expenses of each class of shares of Growth Equity and Capital Appreciation and the pro forma fees and expenses of each class of shares of the Acquiring Fund after giving effect to the proposed Reorganization. Expenses for each Fund are based on the operating expenses incurred by each class of shares of Growth Equity and Capital Appreciation for the twelve month period ended February 28, 2005. The pro forma of each class of shares of the Acquiring Fund assumes that the Reorganization had been in effect for the same period.

Shareholder Fees (fees paid directly from your investment)

	Growth Equity						Capital Appreciation						Pro Forma Capital Appreciation Fund
	Class A		Class B		Class C		Class A		Class B		Class C		Class A		Class B		Class C
Maximum sales charge imposed on purchases (as a percentage of offering price)	4.75%		None		None		4.75%		None		None		4.75%		None		None
Maximum deferred sales charge (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None	(a)	5%	(b)	1%	(c)	None	(a)	5%	(b)	1%	(c)	None	(a)	5%	(b)	1%	(c)
Redemption fee (as a percentage of amount redeemed, if applicable)(d)	2%		2%		2%		2%		2%		2%		2%		2%		2%

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

	Growth Equity			Capital Appreciation			Pro Forma Capital Appreciation Fund
	Class A	Class B	Class C	Class A	Class B	Class C	Class A	Class B	Class C
Management Fees(e)	.75%	.75%	.75%	.75%	.75%	.75%	.75%	.75%	.75%
Distribution and Service (12b-1) Fees(f)	.25%	1.00%	1.00%	.25%	1.00%	1.00%	.25%	1.00%	1.00%
Other Expenses(e)	.34%	.34%	.34%	.19%	.19%	.19%	.19%	.19%	.19%
Total Annual Fund Operating Expenses	1.34%	2.09%	2.09%	1.19%	1.94%	1.94%	1.19%	1.94%	1.94%

(a)	If you purchased $1,000,000 or more of Class A shares of a Heritage mutual fund that were subject to a front-end sales charge and sell these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of sale.
(b)	Declining over a six-year period as follows: 5% during the first year, 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year and 0% thereafter. Class B shares will convert to Class A shares eight years after purchase.
(c)	Declining to 0% at the first year.
(d)	The fund charges a redemption fee for redemptions of shares held for less than 7 calendar days.
(e)	Heritage has contractually agreed to waive its investment advisory fees and, if necessary, reimburse Capital Appreciation to the extent that fund’s Class A annual operating expenses exceed 1.60% of the class’ average daily net assets and Class B and Class C annual operating expenses exceed 2.35% of that class’ average daily net assets for the fund’s 2006 fiscal year. Heritage has contractually agreed to waive its investment advisory fees and, if necessary, reimburse the Growth Equity to the extent that the fund’s Class A annual operating expenses exceed 1.35% of the class’ average daily net assets Class B and Class C annual operating expenses exceed 2.10% of that class’ average daily net assets for the fund’s 2006 fiscal year. The Board may agree to change fee waivers or reimbursements without the approval of funds shareholders. Any reduction in Heritage’s management fees is subject to reimbursement by the funds within the following two fiscal years if overall expenses fall below these percentage limitations.
(f)	Under the funds’ distribution plan, the funds are authorized to pay a maximum distribution and service fee of 0.50% of average daily assets on Capital Appreciation Class A shares and 0.35% of average daily assets on Growth Equity Class A shares. The funds’ Board of Trustees has approved a current fee of 0.25% on Class A shares.

Example of Fund Examples

This example can help you compare costs between Growth Equity and Capital Appreciation if the Reorganization is approved. The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the Funds’ expenses were those in the table above. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

	Growth Equity				Capital Appreciation
	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
A Shares	$605	$879	$1,174	$2,011	$591	$835	$1,098	$1,850
B Shares—Assuming redemption at end of Period	$612	$955	$1,224	$2,229	$597	$909	$1,147	$2,070
B Shares—Assuming no redemption	$212	$655	$1,124	$2,229	$197	$609	$1,047	$2,070
C Shares	$212	$655	$1,124	$2,421	$197	$609	$1,047	$2,264

	Pro Forma Capital Appreciation Fund
	Year 1	Year 3	Year 5	Year 10
A Shares	$591	$835	$1,098	$1,850
B Shares—Assuming redemption at end of Period	$597	$909	$1,147	$2,070
B Shares—Assuming no redemption	$197	$609	$1,047	$2,070
C Shares	$197	$609	$1,047	$2,264

Comparative Performance Information

The bar charts below give some indication of the risks of an investment in Growth Equity and Capital Appreciation by showing yearly changes in each Fund’s performance and by comparing each Fund’s performance with a broad measure of market performance. Both the bar chart and the table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. Past performance (before and after taxes) is not an indication of future performance.

Calendar Year Annual Total Returns (Class A). The following bar charts illustrate the annual total returns for each Fund’s Class A shares for the calendar years shown. The inception date for Growth Equity is November 16, 1995 and for Capital Appreciation is December 12, 1985. The returns for a Fund’s Class B and C shares would be lower than the Class A returns shown in the bar chart because those other classes have higher total expenses.

Growth Equity

For the ten year period through December 31, 2004, the Class A shares’ highest quarterly return was 43.77% for the quarter ended December 31, 1999 and the lowest quarterly return was -21.27% for the quarter ended September 30, 2001. For the period from January 1, 2005 through June 30, 2005 the Class A shares’ total return (not annualized) was -5.17%. These returns do not reflect sales charges. If the sales charges were reflected, the returns would be lower than those shown.

Capital Appreciation

For the ten year period through December 31, 2004, the Class A shares’ highest quarterly return was 27.36% for the quarter ended December 31, 1999 and the lowest quarterly return was -24.63% for the quarter ended September 30, 2001. For the period from January 1, 2005 through June 30, 2005 the Class A shares’ total return (not annualized) was -3.94%. These returns do not reflect sales charges. If the sales charges were reflected, the returns would be lower than those shown.

Average Annual Total Returns for the period ended December 31, 2004. The tables below show how the average annual total returns (adjusted to reflect applicable sales charges) for each class of shares of Growth Equity and Capital Appreciation (before and after taxes) for the periods shown compare to those of a broad-based index. The table also shows total returns that have been calculated to reflect return after taxes on distributions and return after taxes on distributions and assumed sale of Fund shares.

Growth Equity—Average Annual Total Returns (for the period ended December 31, 2004)*
	1 Year	5 Years	Class A shares (Life of Class)	Class B shares (Life of Class)	Class C shares (Life of Class)
Class A Shares (Inception Date 11/16/95)
Return Before Taxes	-6.66%	-8.90%	10.54%	n/a	n/a
Return After Taxes on Distributions	-6.66%	-10.09%	9.33%	n/a	n/a
Return After Taxes on Distributions and Sale of Fund Shares	-5.66%	-7.82%	8.87%	n/a	n/a
Class B Shares (Inception Date 01/02/98)
Return Before Taxes	-2.79%	-8.70%	n/a	5.17%	n/a
Class C Shares (Inception Date 11/16/95)
Return Before Taxes	-2.75%	-8.70%	n/a	n/a	10.30%
Indices
S&P 500 Index**
(reflects no deduction for fees, expenses or taxes)	10.88%	-2.30%	9.81%	4.77%	9.81%
Russell 1000 Growth Index***
(reflects no deduction for fees, expenses or taxes)	6.30%	-9.29%	7.04%	1.81%	7.04%

*	Growth Equity’s returns in this table are after deduction of sales charges and expenses.
**	The S&P 500 is an unmanaged index of 500 U.S. stocks and gives a broad look at how stock prices have performed. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.
***	The Russell 1000 Growth Index measures performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values and is representative of U.S. securities exhibiting growth characteristics. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

Capital Appreciation—Average Annual Total Returns (for the period ended December 31, 2004)*
	1 Year	5 Years	Class A shares (10 Years)	Class B shares (Life of Class)	Class C shares (Life of Class)
Class A Shares (Inception Date 12/12/85)
Return Before Taxes	7.26%	-2.91%	12.74%	n/a	n/a
Return After Taxes on Distributions	7.26%	-3.52%	11.04%	n/a	n/a
Return After Taxes on Distributions and Sale of Fund Shares	6.17%	-2.73%	10.42%	n/a	n/a
Class B Shares (Inception Date 01/02/98)
Return Before Taxes	11.77%	-2.64%	n/a	7.27%	n/a
Class C Shares (Inception Date 04/03/95)
Return Before Taxes	11.78%	-2.64%	n/a	n/a	12.35%
Indices
S&P 500 Index**
(reflects no deduction for fees, expenses or taxes)	10.88%	-2.30%	12.07%	4.77%	11.34%
Russell 1000 Growth Index***
(reflects no deduction for fees, expenses or taxes)	6.30%	-9.29%	9.59%	1.81%	8.83%

*	Capital Appreciation’s returns in this table are after deduction of sales charges and expenses.
**	The Standard & Poor’s 500 Composite Stock Index (S&P 500) is an unmanaged index of 500 U.S. stocks and gives a broad look at how stock prices have performed. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.
***	The Russell 1000 Growth Index measures performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values and is representative of U.S. securities exhibiting growth characteristics. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns to an investor depend on the investor’s own tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Capitalization

The following table sets forth the capitalization of Growth Equity and of Capital Appreciation as of February 28, 2005 and of Capital Appreciation on a pro forma combined basis as of February 28, 2005, giving effect to the proposed Reorganization.

	Net Assets (in millions)	Net Asset Value Per Share	Shares Outstanding
Growth Equity—Class A	$87	$26.00	3,339,349
Capital Appreciation—Class A	$352	$24.78	14,192,521

Pro Forma Capital Appreciation Fund—Class A	$439	$24.78	17,696,680

Growth Equity—Class B	$20	$23.93	839,076
Capital Appreciation—Class B	$37	$22.99	1,584,201

Pro Forma Capital Appreciation Fund—Class B	$57	$22.99	2,457,427

Growth Equity—Class C	$53	$23.93	2,200,544
Capital Appreciation—Class C	$119	$22.98	5,196,297

Pro Forma Capital Appreciation Fund—Class C	$172	$22.98	7,486,958

Board’s Recommendation to Growth Equity Shareholders

After careful consideration, the Board of Trustees unanimously approved the Reorganization Agreement. Accordingly, the Board has submitted the Reorganization Agreement for approval by the Growth Equity shareholders. The Board recommends that you vote “FOR” Proposal 1 to approve the Reorganization Agreement with respect to Capital Appreciation.

Proposal 2:	APPROVAL OF THE REORGANIZATION AGREEMENT, WHICH PROVIDES FOR THE REORGANIZATION OF VALUE EQUITY INTO GROWTH AND INCOME

Proposal 2 asks for the approval of the Reorganization of Value Equity into Growth and Income. In considering whether to approve this Proposal, you should note that:

•

Growth and Income generally pursues the same investment objectives via different policies and strategies as those of Value Equity. Each Fund seeks long-term capital appreciation with current income as a secondary objective. Each Fund invests primarily in common stocks of U.S. companies, although Growth and Income pursues a growth strategy while

Value Equity pursues a value strategy. Value Equity may invest in derivatives to a greater extent than Growth and Income while Growth and Income may invest in high-yield and fixed-income securities to a greater extent than Value Equity. Both Funds are diversified, although Value Equity may, at times, emphasize a particular economic sector while maintaining a diversified portfolio. Growth and Income uses a “bottom-up” method of analysis based on fundamental research to select securities while Value Equity utilizes a contrarian value investment strategy and employs low price-to-earnings approach. Both Funds may invest in medium- to large-capitalization companies although Value Equity focuses its investment in stocks of large companies that are similar in size to the S&P 500 Index.

•	Heritage is the investment manager of each Fund, although the subadviser to each Fund is different. Heritage has retained Thornburg Investment Management, Inc. as subadviser to provide day-to-day management of Growth and Income’s portfolio. Dreman Value Management, L.L.C. (“Dreman”) is the subadviser to Value Equity.

•	Growth and Income has outperformed its peers and benchmark index for one-, three- and five-year periods, but underperformed its peers and benchmark for a ten-year period while Value Equity, even though recent performance has improved, has underperformed its peers and benchmark for a ten-year period.

•	The Reorganization is expected to result in lower overall fees and expenses for shareholders of Value Equity even though Growth and Income has similar contractual advisory fees. Heritage contractually has agreed to limit Growth and Income’s total operating expenses through the Fund’s 2006 fiscal year. In addition, Heritage will benefit to the extent that it will no longer continue to waive and/or reimburse the operating expenses for Value Equity.

•	Growth and Income’s total annual operating expense ratio is lower than that of the corresponding class of shares of Value Equity, due primarily to Value Equity’s smaller asset base.

•	The shareholders’ interests would not be diluted by the Reorganization because the Reorganization would be effected on the basis of each participating Fund’s net asset value.

•

The Reorganization is expected to be a tax-free transaction. The portfolio holdings of Value Equity are generally compatible with Growth and Income’s investment objectives and policies and, therefore, Value Equity could transfer all or substantially all of its holdings to Growth and Income. If, however, Value Equity has any assets that may not be held by Growth and Income, those assets will be sold before the Reorganization. The proceeds of those sales will be held in temporary investments or reinvested in assets that qualify to be held by Growth and Income. The possible need for Value Equity to dispose of assets before the Reorganization could result in it selling securities at a disadvantageous time and realizing losses that otherwise would not have been realized. Alternatively, these sales could result in Value Equity’s realizing gains that otherwise would not have been realized, the net proceeds of which would be included in a taxable distribution to its shareholders before the Reorganization.

Comparison of Investment Objectives, Strategies and Policies

Value Equity and Growth and Income have identical investment objectives but pursue these objectives via varying investment policies and strategies. The investment objectives, strategies and policies are described below.

The investment strategies of Value Equity and Growth and Income vary. Value Equity seeks to achieve its objectives by investing at least 80% of its net assets (plus borrowings) in equity securities. Growth and Income expects to invest primarily in domestic equity securities selected on a value basis. However, Growth and Income may own a variety of securities, including foreign equity and debt securities and domestic debt securities. Value Equity also primarily invests in domestic equity securities, which consist mainly of common stocks. Although both funds primarily invest in common stocks, they also invest other different types of securities. For instance, Value Equity’s investments include securities convertible into common or preferred stocks. In addition, the Value Fund may emphasize a particular economic sector while maintaining a diverse portfolio. Growth and Income also may invest in convertible securities, preferred stocks, real estate investment trusts, corporate bonds and government sponsored-entities.

Value Equity’s portfolio manager utilizes a contrarian value investment strategy while Growth and Income utilizes a “bottom up” method of analysis. Although Value Equity’s portfolio manager focuses on large capitalization companies that are similar in size to the S&P 500 Index, the fund may invest in small- and mid-capitalization companies as well. Growth and Income’s portfolio manager generally invests in large and mid-capitalization companies. More information on the investment strategies of Growth Equity and Capital Appreciation is found in the table below.

Heritage, the investment manager of Value Equity, has reviewed Value Equity’s current portfolio holdings and determined that those holdings generally are compatible with Growth and Income’s investment objectives and policies. As a result, Heritage believes, with respect to the Reorganization, that, if the Reorganization is approved, all or substantially all of Value Equity’s assets could be transferred to and held by Growth and Income. However, the portfolio manager of Growth and Income may determine to sell a portion of the assets of Value Equity after the completion of the Reorganization, which may result in the recognition of net gain that would be taxable to one or more shareholders when distributed to them.

	Value Equity	Growth and Income
Investment Objective	Seeks long-term capital appreciation. Current income is its secondary objective.	Same.
Investment Strategies	Value Equity seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities.	Growth and Income expects to invest primarily in domestic equity securities (primarily common stocks) selected on a value basis. However, the fund may own a variety of securities, including foreign equity and debt securities and domestic debt securities which, in the opinion of the fund’s investment subadviser, Thornburg Investment Management, Inc., (“Thornburg”) offer prospects for meeting the fund’s investment goals.
	Value Equity invests primarily in U.S. equity securities, which consist mainly of common stocks. Other types of securities in which Value Equity invests include securities convertible into common or preferred stocks. Common stocks in which the fund invests may represent any economic sector in a variety of industries and companies. At times, the fund’s investments may emphasize a particular economic sector while maintaining a diverse portfolio.	The types of equity securities Growth and Income typically invests include common stocks, convertible securities, preferred stocks, and real estate investment trusts. Growth and Income also may invest in corporate bonds and government securities, including securities issued by U.S. government-sponsored entities, which are not backed by the full faith and credit of the U.S. government and are not guaranteed or insured by the U.S. government. The securities in which the fund may invest may be rated below investment grade by Moody’s Investors Service, Inc. or by Standard & Poor’s or, if unrated, deemed to be of comparable quality.

Value Equity	Growth and Income
Value Equity’s portfolio manager utilizes a contrarian value investment strategy and employs a low price-to earnings approach with an emphasis on financially solid companies. Value Equity focuses its investments in stocks of large U.S. companies that are similar in size to the S&P 500 Index (as of September 30, 2005, the S&P 500 Index had a median market capitalization of approximately $10.8 billion) and that the portfolio manager believes are undervalued. The fund, however, may invest in stocks of small- and mid-capitalization companies. The fund’s portfolio will typically have a price-to-earnings ratio at least 20% below the average of those companies included in the S&P 500 Index.	Growth and Income’s portfolio manager uses a “bottom up” method of analysis based on fundamental research to select securities for the fund’s portfolio. Investments in the fund’s portfolio typically have at least one of the following characteristics: (1) a growth rate greater than inflation; (2) are issued by companies that the portfolio manager believes occupy important positions in an expanding industry; (3) shareholder oriented managements; or (4) current market prices below estimated intrinsic value. The fund’s portfolio manager generally invests in medium- ($500 million to $10 billion) to large-capitalization (over $10 billion) companies that are diversified across different industries and sectors.
Value Equity may invest up to 5% of its net assets in derivative securities for hedging purposes and to create synthetic index positions. The fund also may write covered call options, not to exceed 10% of its total assets, on common stocks in its portfolio or on common stocks into which securities held by it are convertible to earn additional income or to hedge downside risk associated with appreciated securities in its portfolio.	Growth and Income may write covered call options (not to exceed 10% of its total assets) on common stocks in its portfolio or on common stocks into which securities held by it are convertible to earn additional income or buy call options to close out call options it has written.
As a temporary defensive measure because of market, economic or other conditions, the fund may invest up to 100% of its assets in high quality, short-term debt instruments or may take positions that are consistent with its principal investment strategies. To the extent that the fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.	Same.

	Value Equity	Growth and Income
Investment Manager	Heritage Asset Management, Inc.	Same.
Investment Subadvisers	Heritage has allocated all of Value Equity’s assets to Dreman. As of June 30, 2005, Dreman had approximately $13 billion of assets under its discretionary management. The address for Dreman is 10 Exchange Place, Suite 2150, Jersey City, New Jersey 07302.	Thornburg serves as the subadviser to Growth and Income. Heritage has allocated all of Growth and Income’s assets to Thornburg. As of June 30, 2005, Thornburg had approximately $14 billion of assets under its discretionary management. The address for Thornburg is 119 East Marcy Street, Suite 200, Santa Fe, New Mexico 87501.
Portfolio Managers	David Dreman has been responsible for the day-to-day management of the investment portfolio since June 2003. Mr. Dreman is the chairman of Dreman, which he founded in 1977. He has over 35 years of investment management experience, including managing equity mutual funds for another investment management company. He also is a financial columnist for Forbes magazine.	William V. Fries has been responsible for the day-to-day management of the investment portfolio since July 2001. Mr. Fries has been a Managing Director and Portfolio Manager at Thornburg since 1995. He has over 30 years of investment management experience, including managing equity mutual funds for another investment management company. He began his investment career as a security analyst and bank investment officer. Mr. Fries is a Chartered Financial Analyst.

Comparison of Investment Restrictions and Limitations

There are certain differences highlighted in the table below between Value Equity and Growth and Income’s investment restrictions and limitations. Each of the fundamental investment policies, except for the limitations concerning diversification and industry concentration, noted below vary slightly between Value Equity and Growth and Income. Fundamental investment policies may not be changed without a vote of the majority of the outstanding securities of each Fund. Each investment restriction and limitation for the Value Equity and Growth and Income may be found in their respective Statements of Additional Information (“SAIs”).

	Value Equity	Growth and Income
Fundamental Investment Policies
Diversification	Value Equity must remain diversified with respect to 75% of its total assets (valued at market value) in securities of any one issuer other than the U.S. Government or its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer.	Same.

	Value Equity	Growth and Income
Fundamental Investment Policies
Industry Concentration	Value Equity may not invest more than 25% in any one industry.	Same.
Borrowing Money	Value Equity may not borrow money except for extraordinary and temporary measures and is limited to entering into reverse repurchase agreements in an amount up to 33 1/3% of the value to its total assets to meet redemption requests. Value Equity may not purchase additional portfolio investments once borrowed obligations exceed 5% of total assets.	Growth and Income may not borrow money except from banks and borrowing in the aggregate may not exceed 15%, and only if at the time of such borrowings the total loans to the fund do not exceed 5% of the fund’s total assets.
Issuing Senior Securities	Value Equity may not issue senior securities except as permitted by prospectus and SAI and except that it may engage in transactions involving options, futures, forward currency contracts, or other financial instruments.	Growth and Income may not issue senior securities except as permitted by prospectus and SAI and except that it may engage in transactions involving call options and forward contracts.
Underwriting	Value Equity may not underwrite the securities of other issuers.	Growth and Income may not underwrite the securities of other issuers except it may invest not more than 5% and its net assets (taken at cost immediately after making such investment) in securities that are not readily marketable without registration under the Securities Act of 1933.
Investing in Commodities, Minerals or Real Estate	Value Equity may not invest in commodities, commodity contracts or real estate (including real estate limited partnerships) except it (1) may purchase securities issued by companies that invest in or sponsor such interests, and (2) may purchase and sell options, futures contracts, forward currency contracts and other financial instruments. Value Equity may not invest in oil, gas, or other mineral programs except that they may purchase securities issued by companies that invest in or sponsor such interests.	Growth and Income may not invest in commodities, commodity contracts or real estate (not including real estate limited partnerships) except that it (1) may purchase securities issued by companies that invest in or sponsor such interests., (2) may purchase securities that are secured by interests in real estate, and (3) may write or purchase call options, purchase and sell forward contract and engage in transactions in forward commitments. Growth and Income may not invest in oil, gas, or other mineral programs except that they may purchase securities issued by companies that invest in or sponsor such interests.

	Value Equity	Growth and Income
Fundamental Investment Policies
Loans	Value Equity may not make loans, except that it may make loans under the following circumstances: (1) to the extent that the purchase of a portion of an issue of publicly distributed notes, bonds, or other evidences of indebtedness or deposits with banks and other financial institutions may be considered loans; (2) where it may enter into repurchase agreements as permitted under that fund’s investment policies; and (3) may make loans of portfolio securities to qualified broker-dealers as described in this SAI.	Growth and Income may not make loans, except that it may make loans under the following circumstances: (1) to the extent that the purchase of a portion of an issue of publicly distributed and/or privately placed notes, bonds, or other evidences of indebtedness or deposits with banks and other financial institutions may be considered loans; and (2) where it may enter into repurchase agreements as permitted under that fund’s investment policies. Growth and Income may not lend portfolio securities amounting to more than 25% of its total assets.
Margin Purchases	As discussed below, Value Equity is limited as a matter of non-fundamental investment policy to purchasing securities on margin only to obtain short-term credits for clearance of transactions.	Growth and Income may not purchase securities on margin except to obtain such short term credits as may be necessary for clearance of transactions.
Non-Fundamental Investment Policies
Investing in Illiquid Securities	As a matter of non-fundamental policy, Value Equity may not invest more than 10% of its net assets in repurchase agreements maturing in more than seven days or in other in illiquid securities.	Same as Value Equity except that illiquid securities include privately placed securities.
Selling Short and Buying on Margin	Value Equity may not sell any securities short or purchase any securities on margin but may obtain such short term credit as necessary for clearance of purchases and sales of securities. Value Equity may make margin deposits in connection with its use of options, futures contracts and forward currency contracts.	As discussed above, Growth and Income is limited as a matter of fundamental investment policy to purchasing securities on margin only to obtain short-term credits for clearance of transactions.
Investing in Investment Companies	Value Equity may not invest in the securities of other investment companies, as permitted by the Investment Company Act of 1940.	Same.

Comparison of Principal Risks

The main risks of investing in Growth and Income and Value Equity are discussed below. The risks for Growth and Income and Value Equity vary between the Funds. Investments in Growth and Income present risk relating to growth companies, foreign securities, high-yield securities, and fixed-income securities, while investments in Value Equity present risk specifically relating to value stocks, sector risk, small-cap companies, derivatives and portfolio turnover.

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of each Fund’s shares may be affected by its investment objectives, principal investment strategies and particular risk factors. Consequently, each Fund may be subject to different principal risks. Some of the principal risks of investing in the Funds are discussed below. However, other factors may also affect each Fund’s net asset value. There is no guarantee that a Fund will achieve its investment objective(s) or that it will not lose principal value.

	Value Equity	Growth and Income
Stock Market Risk	X	X
Growth Company Risk		X
Value Company Risk	X
Sector Risk	X
Mid-Cap Company Risk	X	X
Small-Cap Company Risk	X
Foreign Securities Risk		X
High-Yield Securities Risk		X
Fixed-Income Securities Risk		X
Covered Call Option Risk	X	X
Derivatives Risk	X
Portfolio Turnover Risk	X

Each Fund is subject to the following risks:

Stock Market Risk. The value of stock holdings of Growth and Income and Value Equity may decline in price because of changes in prices of those holdings or a broad stock market decline. These fluctuations could be a sustained trend or a drastic movement. The stock markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Mid-Cap Company Risk. Growth and Income and Value Equity may invest in medium-capitalization companies, which generally involve greater risks than investing in larger, more established companies. Mid-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the fund’s portfolio. Generally, the smaller the company size, the greater these risks.

Covered Call Option Risk. Because Growth and Income and Value Equity may write covered call options, the Fund may be exposed to risk stemming from changes in the value of the stock that the option is written against. While call option premiums may generate incremental portfolio income, they also can limit gains from market movements.

Growth and Income is subject to the following additional risks:

Growth Company Risk. Investments by Growth and Income in growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, investors may punish the prices of stocks excessively, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Foreign Securities Risk. Investments by Growth and Income in foreign securities involve greater risks than investing in domestic securities. As a result, the fund’s returns and net asset value may be affected by fluctuations in currency exchange rates or political or economic conditions and regulatory requirements in a particular country. Foreign equity markets—as well as foreign economies and political systems—may be less stable than U.S. markets, and changes in the exchange rates of foreign currencies can affect the value of the fund’s foreign assets. Foreign laws and accounting standards typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies.

High-Yield Securities Risk. Growth and Income also may invest a portion of its assets in securities rated below investment grade or “junk bonds.” Junk bonds may be sensitive to economic changes, political changes, or adverse developments specific to a company. These securities generally involve greater risk of default or price changes than other types of fixed-income securities and the fund’s performance may vary significantly as a result. Therefore, an investment in the fund is subject to a higher risk of loss of principal than an investment in a fund that may not invest in lower-rated securities.

Fixed-Income Securities Risk. Because Growth and Income may invest in fixed-income securities, it may be subject to interest rate risk. If interest rates rise, the market value of the fund’s fixed-income securities will fall and, thus, may reduce the fund’s return. The fund could lose money if the issuer of a fixed-income security is unable to meet its financial obligations or goes bankrupt. Credit risk usually applies to most fixed-income securities, but generally is not a factor for U.S. government obligation.

Value Equity is subject to the following additional risks:

Value Company Risk. Investments by Value Equity in value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. While the fund’s investments in value stocks may limit its downside risk over time, the fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk.

Sector Risk. Because the Value Equity may, at times, focus its investments in certain economic sectors, the fund may be exposed to sector risk. Sector risk is the risk that the value of securities of any single economic sector may rise and fall more rapidly than the broader securities markets. Consequently, the value of the fund’s portfolio also may be more volatile.

Small-Cap Company Risk. Investments by Value Equity in small-cap companies generally involve greater risk than investing in larger, more established companies. Small-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the fund’s portfolio. Generally, the smaller the company size, the greater these risks.

Derivatives Risk. Value Equity may use derivatives such as futures contracts, foreign currency forward contracts and options on futures to adjust the risk/return characteristics of its investment portfolio. These practices, however, may present risks different from or in addition to the risks associated with investments in foreign currencies. There can be no assurance that any strategy used will succeed. If the fund’s portfolio manager incorrectly forecasts stock market values or currency exchange rates in utilizing a strategy for the fund, the fund could lose money.

Portfolio Turnover Risk. Value Equity may engage in short-term transactions under various market conditions to a greater extent than certain other mutual funds with similar investment objectives. The fund’s portfolio turnover could exceed 200%. The fund’s turnover rate may vary greatly from year to year or during periods within a year. A high rate of portfolio turnover generally leads to greater transaction costs, may result in additional tax consequences to investors and may affect performance.

Comparison of Fees and Expenses

The tables show the fees and expenses of each class of shares of Value Equity and Growth and Income and the pro forma fees and expenses of each class of shares of the Acquiring Fund after giving effect to the proposed Reorganization. Expenses for each Fund are based on the operating expenses incurred by each class of shares of Value Equity and Growth and Income for the twelve month period ended March 31, 2005. The pro forma of each class of shares of the Acquiring Fund assumes that the Reorganization has been in effect for the same period.

Shareholder Fees (fees paid directly from your investment)

	Value Equity						Growth and Income						Pro Forma Growth and Income Fund
	Class A		Class B		Class C		Class A		Class B		Class C		Class A		Class B		Class C
Maximum sales charge imposed on purchases (as a percentage of offering price)	4.75%		None		None		4.75%		None		None		4.75%		None		None
Maximum deferred sales charge (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None	(a)	5%	(b)	1%	(c)	None	(a)	5%	(b)	1%	(c)	None	(a)	5%	(b)	1%	(c)
Redemption fee (as a percentage of amount redeemed, if applicable)(d)	2%		2%		2%		2%		2%		2%		2%		2%		2%

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

	Value Equity			Growth and Income			Pro Forma Growth and Income Fund
	Class A	Class B	Class C	Class A	Class B	Class C	Class A	Class B	Class C
Management Fees(e)	.75%	.75%	.75%	.75%	.75%	.75%	.75%	.75%	.75%
Distribution and Service (12b-1) Fees(f)	.25%	1.00%	1.00%	.25%	1.00%	1.00%	.25%	1.00%	1.00%
Other Expenses(e)	.82%	.82%	.82%	.51%	.51%	.51%	.45%	.45%	.45%
Total Annual Fund Operating Expenses	1.82%	2.57%	2.57%	1.51%	2.26%	2.26%	1.45%	2.20%	2.20%
Fee Waiver and/or Expense Reimbursement(e)	.37%	.37%	.37%	.16%	.16%	.16%	.10%	.10%	.10%
Net Expenses	1.45%	2.20%	2.20%	1.35%	2.10%	2.10%	1.35%	2.10%	2.10%

(a)	If you purchased $1,000,000 or more of Class A shares of a Heritage mutual fund that were subject to a front-end sales charge and sell these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of sale.
(b)	Declining over a six-year period as follows: 5% during the first year, 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year and 0% thereafter. Class B shares will convert to Class A shares eight years after purchase.
(c)	Declining to 0% at the first year.
(d)	The fund charges a redemption fee for redemptions of shares held for less than 7 calendar days.
(e)	Heritage has contractually agreed to waive its investment advisory fees and, if necessary, reimburse Value Equity to the extent that the fund’s Class A annual operating expenses exceed 1.45% of the class’ average daily net assets and Class B and Class C annual operating expenses exceed 2.20% of that class’ average daily net assets for the fund’s 2006 fiscal year. Heritage has contractually agreed to waive its investment advisory fees and, if necessary, reimburse Growth and Income to the extent that the fund’s Class A annual operating expenses exceed 1.35% of the class’ average daily net assets and exceed 2.10% of that class’ average daily net assets for the fund’s 2006 fiscal year. The Board may agree to change fee waivers or reimbursements without the approval of funds shareholders. Any reduction in Heritage’s management fees is subject to reimbursement by the funds within the following two fiscal years if overall expenses fall below these percentage limitations.
(f)	Under the funds’ distribution plan, the funds are authorized to pay a maximum distribution and service fee of 0.35% of average daily assets on Value Equity Class A shares and 0.50% of average daily assets on Growth and Income Class A shares. The funds’ Board of Trustees has approved a current fee of 0.25% on Class A shares.

Fund Expenses Example

This example can help you compare costs between Value Equity and Growth and Income if the Reorganization is approved. The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the Funds’ expenses were those in the table above. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

	Value Equity				Growth and Income
	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
A Shares	$616	$986	$1,381	$2,482	$606	$915	$1,245	$2,178
B Shares—Assuming redemption at end of Period	$623	$1,064	$1,432	$2,694	$613	$991	$1,295	$2,394
B Shares—Assuming no redemption	$223	$764	$1,332	$2,694	$213	$691	$1,195	$2,394
C Shares	$223	$764	$1,332	$2,877	$213	$691	$1,195	$2,583

	Pro Forma Growth and Income Fund
	Year 1	Year 3	Year 5	Year 10
A Shares	$606	$902	$1,220	$2,120
B Shares—Assuming redemption at end of Period	$613	$979	$1,271	$2,336
B Shares—Assuming no redemption	$213	$679	$1,171	$2,336
C Shares	$213	$679	$1,171	$2,526

Comparative Performance Information

The charts and tables below give some indication of the risks of an investment in the Funds by showing yearly changes in each Fund’s performance and by comparing each Fund’s performance with a broad measure of market performance. Both the bar chart and the table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. Since Heritage may add to, dismiss or replace the subadvisers in a Fund, the Fund’s historical performance may cover periods when portions of the Fund were advised by different subadvisers. Past performance (before and after taxes) is not an indication of future performance.

Calendar Year Annual Total Returns (Class A). The following bar charts illustrate the annual total returns for each Fund’s Class A shares for the calendar years shown. The inception date for Value Equity is December 30, 1994 and for Growth and Income is December 12, 1986. The returns for the Fund’s Class B and C shares would be lower than the Class A returns shown in the bar chart because those other classes have higher total expenses.

Value Equity

For the ten year period through December 31, 2004, the Class A shares’ highest quarterly return was 16.71% for the quarter ended June 30, 2003 and the lowest quarterly return was -22.62% for the quarter ended September 30, 2002. For the period from January 1, 2005 through June 30, 2005 the Class A shares’ total return (not annualized) was 2.43%. These returns do not reflect sales charges. If the sales charges were reflected, the returns would be lower than those shown.

Growth and Income

For the ten year period through December 31, 2004, the Class A shares’ highest quarterly return was 19.00% for the quarter ended June 30, 2003 and the lowest quarterly return was -13.34% for the quarter ended September 30, 2002. For the period from January 1, 2005 through June 30, 2005 the Class A shares’ total return (not annualized) was 3.36%. These returns do not reflect sales charges. If the sales charges were reflected, the returns would be lower than those shown.

Average Annual Total Returns for the period ended December 31, 2004. The tables below show how the average annual total returns (adjusted to reflect applicable sales charges) for each class of shares of each Fund (before and after taxes) for the periods shown compare to those of a broad-based index. The table also shows total returns that have been calculated to reflect return after taxes on distributions and return after taxes on distributions and assumed sale of Fund shares.

Value Equity—Average Annual Total Returns (for the period ended December 31, 2004)*
	1 Year	5 Years	Class A shares (Life of Class)	Class B shares (Life of Class)	Class C shares (Life of Class)
Class A Shares (Inception Date 12/30/94)
Return Before Taxes	6.80%	1.01%	7.32%	n/a	n/a
Return After Taxes on Distributions	6.47%	0.36%	5.66%	n/a	n/a
Return After Taxes on Distributions and Sale of Fund Shares	5.59%	0.47%	5.42%	n/a	n/a
Class B Shares (Inception Date 01/02/98)
Return Before Taxes	11.33%	1.20%	n/a	.46%	n/a
Class C Shares (Inception Date 04/03/95)
Return Before Taxes	11.33%	1.20%	n/a	n/a	6.51%
Indices
Russell 1000 Value Index**
(reflects no deduction for fees, expenses or taxes)	16.49%	5.27%	13.83%	7.33%	13.15%

*	Value Equity’s returns in this table are after deduction of sales charges and expenses.
**	The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Its returns do not include the effect of any sales charges. That means the actual returns would be lower if they included the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

Growth and Income—Average Annual Total Returns (for the period ended December 31, 2004)*
	1 Year	5 Years	Class A shares (Ten Year)	Class B shares (Life of Class)	Class C shares (Life of Class)
Class A Shares (Inception Date 12/15/86)
Return Before Taxes	4.48%	.80%	8.11%	n/a	n/a
Return After Taxes on Distributions	3.88%	-.26%	6.31%	n/a	n/a
Return After Taxes on Distributions and Sale of Fund Shares	3.44%	.26%	6.16%	n/a	n/a
Class B Shares (Inception Date 01/02/98)
Return Before Taxes	8.92%	1.04%	n/a	1.33%	n/a
Class C Shares (Inception Date 04/03/95)
Return Before Taxes	8.92%	1.04%	n/a	n/a	7.36%
Indices
S&P 500 Index**
(reflects no deduction for fees, expenses or taxes)	10.88%	-2.30%	12.07%	4.77%	11.34%

*	Growth and Income’s returns in this table are after deduction of sales charges and expenses.
**	The S&P 500 is an unmanaged index of 500 U.S. stocks and gives a broad look at how stock prices have performed. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns to an investor depend on the investor’s own tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Capitalization

The following table sets forth the capitalization of Value Equity and of Growth and Income as of March 31, 2005 and of Growth and Income on a pro forma combined basis as of March 31, 2005, giving effect to the proposed Reorganization.

	Net Assets (in millions)	Net Asset Value Per Share	Shares Outstanding
Value Equity—Class A	$14	$19.03	762,140
Growth and Income—Class A	$44	$13.31	3,281,431

Pro Forma Growth and Income Fund—Class A	$58	$13.31	4,371,377

Value Equity—Class B	$4	$18.58	195,413
Growth and Income—Class B	$7	$13.05	566,112

Pro Forma Growth and Income Fund—Class B	$11	$13.05	844,414

Value Equity—Class C	$19	$18.59	996,353
Growth and Income—Class C	$28	$13.05	2,183,135

Pro Forma Growth and Income Fund—Class C	$47	$13.05	3,602,101

Board’s Recommendation to Value Equity Shareholders

After careful consideration, the Board of Trustees unanimously approved the Reorganization Agreement. Accordingly, the Board has submitted the Reorganization Agreement for approval by the Value Equity shareholders. The Board recommends that you vote “FOR” Proposal 2 to approve the Reorganization Agreement with respect to Growth and Income.

INFORMATION ABOUT THE REORGANIZATIONS APPLICABLE

TO BOTH PROPOSALS

Agreement and Plan of Reorganization and Termination

The terms and conditions under which each Reorganization will be consummated are set forth in the Reorganization Agreements. Significant provisions of the Reorganization Agreements are summarized below; however, this summary is qualified in its entirety by reference to the Agreements, a form of which is attached as Appendix A to this Proxy Statement/Prospectus.

The Reorganization Agreements provide for the Reorganizations to occur on or about December 16, 2005. The Reorganization Agreements provide that all of the assets of the applicable Acquired Fund will be transferred to the corresponding Acquiring Fund at the close of business or at such other time as to which the Funds may agree (the “Effective Time”) on the Closing Date of the Reorganizations. In exchange for the transfer of these assets, each Acquiring Fund will (a) simultaneously issue at the Effective Time a number of full and fractional shares of the Acquiring Fund to the corresponding Acquired Fund equal in value to the aggregate net asset value of the corresponding Acquired Fund calculated before the Effective Time; and (b) assume all of the liabilities of the corresponding Acquired Fund.

Following the transfer of assets in exchange for shares of the respective Acquiring Fund, each corresponding Acquired Fund will distribute all of the shares of the respective Acquiring Fund pro rata to its shareholders of record in complete liquidation and termination of the Acquired Fund. Shareholders of each Acquired Fund owning shares at the Effective Time will receive a number of shares of the corresponding Acquiring Fund with the same aggregate value as the shareholder had in the Acquired Fund immediately before the Reorganizations. Such distribution will be accomplished by the establishment of accounts in the names of each Acquired Fund’s shareholders on the share records of the corresponding Acquiring Fund’s transfer agent. Each account will receive the respective pro rata number of full and fractional shares of the Acquiring Fund due to the shareholders of the corresponding Acquired Fund. The Acquired Funds will then be terminated.

The Reorganization Agreements may be terminated, and any Reorganization may be abandoned at any time prior to its consummation, before or after approval by Acquired Fund shareholders, by mutual agreement of Heritage Series Trust, on behalf of the applicable Acquired Fund, and the corresponding Acquiring Fund and under certain other circumstances. The completion of each Reorganization also is subject to various conditions, including approval of the applicable proposal by the participating Acquired Fund’s shareholders, completion of all filings with, and receipt of all necessary approvals from, the SEC, delivery of a legal opinion regarding the federal tax consequences of the Reorganization and other customary corporate and securities matters. Subject to the satisfaction of those conditions, each Reorganization will take place immediately after the close of business on the Closing Date.

No sales charges will be imposed in connection with the receipt of Acquiring Fund shares by shareholders of the Acquired Funds. Each Acquired Fund shareholder will receive shares of the same class of the applicable Acquiring Fund as they currently own of the applicable Acquired Fund. Each Reorganization is independent of the other; therefore, if the shareholders of one Acquired Fund approve their Reorganization, it is expected to proceed regardless of whether the shareholders of the other Acquired Funds approve their Reorganization.

To the extent described in the Reorganization Agreement, expenses solely and directly related to the Reorganizations (as determined in accordance with guidelines set by the Internal Revenue Service) will be paid by Heritage, the investment manager of the Acquired Funds and the Acquiring Funds.

Reasons for the Proposed Reorganizations

The Board of Trustees met on August 16, 2005 and September 13, 2005 to consider information in connection with the Reorganizations. In determining whether to approve each Reorganization Agreement and to recommend its approval by shareholders, the Board, including those members who are not “interested persons” (within the meaning of the Investment Company Act of 1940) (the “Independent Trustees”), with the advice and assistance of independent legal counsel, inquired into and considered a number of matters, including: (1) the terms and conditions of the Reorganization; (2) the compatibility of the investment programs of the Acquired Funds and the Acquiring Funds; (3) the expense ratios of each Fund on a comparative basis and projected pro forma estimated expense ratios, as well as the sales load of each Fund’s Class of shares; (4) the relative historical performance record of the Funds; (5) the historical asset levels of the Acquired Funds; (6) the continuity of advisory and portfolio management, distribution and shareholder services provided by the Reorganization; (7) that Heritage would bear the costs of the Reorganization; (8) the benefits to Heritage as a result of the Reorganization; and (9) the non-recognition of any gain or loss for federal income tax purposes to the Acquired Funds or their shareholders as a result of the Reorganization. The Board did not assign specific weights to any or all of these factors, but it did consider all of them in determining, in its business judgment, to approve the Reorganization Agreements and to recommend its approval by shareholders.

At the meetings, representatives of Heritage discussed the rationale for the Reorganizations. Heritage’s representatives explained that both Acquired Funds have small and/or declining asset bases and that their medium- and short-term performance has trailed their peers, making it difficult to attract new assets to the Acquired Funds. In addition, Heritage has waived and/or reimbursed a substantial amount of the Acquired Funds’ operating expenses and expects that, due to current and declining asset levels, it would be required to do so for each Acquired Fund for the foreseeable future. If Heritage discontinued these waivers and/or reimbursements, the costs to Acquired Fund shareholders would increase substantially. Heritage noted that it would pay lower subadvisory fees after the completion of the Growth Equity Reorganization, Heritage’s representatives recommended reorganizing each Acquired Fund into the applicable corresponding Acquiring Fund. Heritage’s representatives explained that merging the Funds would benefit the Acquired Fund shareholders by moving them into Funds that have a larger, and stable asset base and that are more marketable with potential for long-term growth. Heritage’s representatives also noted that both the Acquired Funds and the Acquiring Funds have the same investment objectives although employ differing investment strategies and limitations to meet those objectives.

Heritage’s representatives also noted that the Reorganizations are expected to result in lower overall fees and expenses for shareholders of the Acquired Funds, even though the Acquiring Funds have similar contractual advisory fees as their corresponding Acquired Funds. In addition, Heritage has contractually agreed to cap each Acquiring Fund’s total operating expenses through the Acquiring Funds’ fiscal years ending 2006. Heritage’s representatives acknowledged that the Reorganizations would benefit Heritage to the extent that Heritage would no longer continue to waive and/or reimburse the operating expenses for Growth Equity and Value Equity and would lower the amounts to be waived and/or reimbursed for Growth and Income.

Heritage’s representatives also noted that merging Value Equity and Growth and Income is expected to result in economies of scale as fixed expenses would be dispersed over a larger asset and shareholder base, thereby allowing the shareholders of both Value Equity and Growth and Income to realize a reduction in expenses when the Reorganization is effected.

Heritage’s representatives discussed the historical performance records of the Funds. They noted that Growth Equity has underperformed its peers and benchmark index over the life of the Fund, while Capital Appreciation has consistently outperformed its peers and benchmark index over a ten-year period. They also noted that Value Equity has underperformed its peers and benchmark over a ten-year period with the exception of the last year. Heritage’s representatives explained that, although Value Equity appears to have turned around its performance in the recent year, it is still difficult to attract assets to the Fund given its longer-term track record. They further noted that Growth and Income has consistently outperformed its peers and benchmark over the one-, three- and five-year periods, as well as a stronger actual performance record over the ten-year period.

Heritage’s representatives explained that alternatives to the Reorganizations were considered, including liquidating and terminating the Acquired Funds, but that it was determined that the more beneficial course of action would be to merge the Funds due to the tax-free nature of the Reorganizations.

Heritage’s representatives then reviewed with the Board the terms and conditions of the form of Reorganization Agreement, noting that the Reorganizations were expected to be tax-free to each Acquired Fund and its shareholders. In this regard, Heritage’s representatives also noted that portfolio holdings of each Acquired Fund generally are compatible with its corresponding Acquiring Fund’s investment objective and policies.

Heritage’s representatives also noted that the interests of the shareholders would not be diluted by the Reorganizations because each Reorganization would be effected on the basis of each participating Fund’s net asset value.

Heritage’s representatives further noted that the Reorganization Agreements provide that Heritage would bear the costs of the Reorganizations. They then recommended that the Board approve the Reorganizations.

In reaching the decision to approve and to recommend approval of the Reorganization Agreements, the Board, including the Independent Trustees, concluded that the participation of each Acquired Fund in the Reorganizations would be in the best interests of each of the Acquired Funds and that the interests of the shareholders of the Acquired Funds would not be diluted as a result of the Reorganizations. The Board’s conclusion was based on a number of factors, including the following:

•	Each Reorganization will permit the shareholders in the Acquired Fund to benefit by becoming shareholders of the Acquiring Funds because the Acquiring Funds have stable asset levels, consistently outperformed the Acquired Funds, and lower expense ratios.

•	Each Reorganization will permit the shareholders in the Acquired Fund to continue to invest in a Fund that pursues the same investment objectives, with differing strategies and limitations immediately following consummation of the Reorganization. Notwithstanding this, the Board noted that the portfolio holdings of each Acquired Fund generally are compatible with its corresponding Acquiring Fund’s investment objective and policies.

•	Shareholders will not incur any sales loads or similar transaction charges as a result of the Reorganization. Further, for purposes of calculating any holding period used to determine a contingent deferred sales charge, a shareholder’s original purchase will apply.

•	Each Fund is managed by Heritage and has the same service providers except at the subadvisory level.

•	The Acquiring Funds have lower total annual expense ratios, both before the effect of the contractual expense cap and after.

•	The general tax neutrality of the Reorganizations to shareholders although some shareholders of the Acquired Funds may be subject to capital gains as a result of the Reorganizations. The Reorganizations are a preferred alternative to simple liquidations the Acquired Funds because of the tax consequences to Acquired Fund shareholders.

•	As a result of the Reorganizations, each shareholder of an Acquired Fund would hold, immediately after the closing date, Class A, Class B or Class C shares of the corresponding Acquiring Fund having an aggregate value equal to the aggregate value of those Acquired Fund shares as of the closing date.

•	Heritage would bear the costs of the Reorganizations.

•	Heritage would benefit indirectly from the Reorganizations to the extent that Heritage would no longer continue to waive and/or reimburse the operating expenses for Growth Equity and Value Equity and would lower the amounts to be waived and/or reimbursed for Growth and Income. In addition, Heritage would benefit to the extent that it will pay lower sub advisory fees after the completion of the Growth Equity Reorganization.

On the basis of the information provided to it and its evaluation of that information, the Board, including the Independent Trustees, voted unanimously to approve the Reorganization Agreement and to recommend that the shareholders of the Acquired Funds also approve the Reorganization Agreements.

Description of the Securities to be Issued

The shareholders of each Acquired Fund will receive Class A, Class B or Class C shares of the applicable Acquiring Fund in accordance with the procedures provided for in the Reorganization Agreement. Each such shares will be fully paid and non assessable by the Acquiring Funds when issued and will have no preemptive or conversion rights.

Each of Capital Appreciation, Growth and Income and Series Trust is registered with the SEC as an open-end management investment company, and its Trustees are authorized to issue an unlimited number of shares of beneficial interest in each Fund. Shares of each Fund represent equal proportionate interests in the assets of that Fund only and have identical voting, dividend, redemption, liquidation, and other rights.

The Board does not intend to hold annual meetings of shareholders of the Funds. The Board will call special meetings of the shareholders of a Fund only if required under the Investment Company Act of 1940 or in their discretion or upon the written request of holders of 10% or more of the outstanding shares of that Fund entitled to vote.

Under Massachusetts law, the shareholders of a Fund will not be personally liable for its obligations; a shareholder is entitled to the same limitation of personal liability extended to shareholders of a corporation. To guard against the risk that Massachusetts law might not be applied in other states, each Fund’s Declaration of Trust requires that every written obligation of a Fund contain a statement that such obligation may be enforced only against the assets of a specific Fund and provides for indemnification out of Fund property of any shareholder nevertheless held personally liable for Fund obligations.

Federal Income Tax Considerations

Each Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) (1) (C) of the Code.

As a condition to consummation of each Reorganization, each of Capital Appreciation, Growth and Income and Heritage Series Trust will receive an opinion of Kirkpatrick & Lockhart Nicholson Graham LLP, its counsel (“Opinions”), substantially to the effect that, based on the facts and assumptions stated therein as well as certain representations of each Fund and conditioned on each Reorganization’s being completed in accordance with the applicable Reorganization Agreement for federal income tax purposes, with respect to each Reorganization and the Funds participating therein:

(1)	The Reorganization will qualify as a “reorganization” (as defined in Section 368(a) (1)(C) of the Code), and each Fund will be a “party to a reorganization” (within the meaning of section 368(b) of the Code).

(2)	The Funds will recognize no gain or loss on the Reorganization.

(3)	The shareholders will not recognize any gain or loss on the exchange of Acquired Fund shares for Acquiring Fund shares.

(4)	The holding period for and tax basis in the Acquiring Fund shares a shareholder receives pursuant to the Reorganization will include the holding period for and will be the same as the aggregate tax basis in, the Acquired Fund shares the shareholder holds immediately prior to the Reorganization (provided the shareholder holds the shares as capital assets on the Closing Date).

(5)	The Acquiring Fund’s holding period for, and tax basis in, each asset the Acquired Fund transfers to it will include the Acquired Fund’s holding period for, and will be the same as the Acquiring Fund’s tax basis in, that asset immediately prior to the Reorganization.

Notwithstanding clauses (2) and (5), such Opinions may state that no opinion is expressed as to the effect of a Reorganization on a Fund or any shareholder with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. An Acquiring Fund’s utilization after a Reorganization of the corresponding Acquired Fund’s pre-Reorganization capital losses to offset Acquiring Fund gains could be subject to limitation in future years.

On or before the Closing Date, each Acquired Fund will distribute substantially all of its undistributed net investment income, net capital gain, net short-term capital gain and net gains from foreign currency transactions, if any, in order to continue to maintain its tax status as a regulated investment company.

Shareholders of the Acquired Funds should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. The foregoing description of the federal income tax consequences of each Reorganization does not take into account the particular circumstances of any Shareholder. Shareholders are therefore urged to consult their tax advisers as to the specific consequences to them of the Reorganizations, including the applicability and effect of state, local, foreign and other tax consequences, if any, of the Reorganizations.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUNDS AND THE ACQUIRED FUNDS

Investment Adviser

Heritage serves as investment adviser and administrator for the Acquiring Funds and the Acquired Funds. Heritage manages, supervises and conducts the business and administrative affairs of these Funds and other Heritage mutual funds with net assets totaling approximately $8 billion as of June 30, 2005. Pursuant to an Investment Advisory Agreement each Acquiring Fund and each Acquired Fund pays Heritage an advisory fee as described below. The subadvisers are paid by Heritage. Changes to the subadvisory fees may be negotiated, which could result in an increase or decrease in the amount of the management fee retained by Heritage.

The contractual advisory fee rate for each of Capital Appreciation and Growth Equity is 0.75% of its average daily net assets up to $1 billion and 0.70% for average daily net assets over $1 billion. The contractual advisory fee rate for Growth and Income is 0.75% of its average daily net assets up to $100 million, 0.60% on average daily net assets between $100 million and $500 million, and 0.55% on average daily net assets over $500 million. The contractual advisory fee rate for Value Equity is 0.75% of its average daily net assets up to $500 million billion and 0.70% for average daily net assets over $500 million.

With respect to Capital Appreciation, Heritage has contractually agreed to waive its investment advisory fees and, if necessary, reimburse Capital Appreciation to the extent that Class A annual operating expenses exceed 1.60% of the Class’ average daily net assets and Class B and Class C annual operating expenses exceed 2.35% of that Class’ average daily net assets.

With respect to Growth and Income, Heritage has contractually agreed to waive its investment advisory fees and, if necessary, reimburse Growth and Income to the extent that Class A annual operating expenses exceed 1.35% of the Class’ average daily net assets and Class B and Class annual operating expenses exceed 2.10% of that Class’ average daily net assets.

With respect to Growth Equity, Heritage has contractually agreed to waive its investment advisory fees, and if necessary, reimburse Growth Equity to the extent that Class A annual operating expenses exceed 1.35% of the Class average daily net assets and Class B and Class C annual operating expenses exceed 2.10% of the Class’ average daily net assets.

With respect to Value Equity, Heritage has contractually agreed to waive its investment advisory fees, and if necessary, reimburse Value Equity to the extent that Class A annual operating expenses exceed 1.45% of the Class average daily net assets and Class B and Class C annual operating expenses exceed 2.20% of the Class’ average daily net assets.

Any waivers or reimbursements will have the effect of lowering the overall expense ratio for the Acquiring Funds and the Acquired Funds and increasing its overall return to investors at the time any such amounts were waived and/or reimbursed. A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreements will be available in the Annual Report to Shareholders for the period ending August 31, 2005 for Capital Appreciation, for the period ending September 30, 2005 for Growth and Income, and for the period ending October 31, 2005, for the Acquired Funds.

Valuation of Shares

Price of Shares. Each fund’s regular business days are the same as those of the New York Stock Exchange (“NYSE”), normally Monday through Friday. The net asset value per share (“NAV”) for each class of the fund is determined each business day as of the close of regular trading on the NYSE (typically 4:00 p.m. Eastern time). The share price is calculated by dividing a class’ net assets by the number of its outstanding shares. Because the value of the fund’s investment portfolio changes every business day, the NAV usually changes as well.

In calculating NAV, the fund typically prices its securities by using pricing services or market quotations. However, in the event that (1) price quotations or valuations are not readily available, (2) readily available price quotations or valuations are not reflective of market value (prices deemed unreliable), or (3) a significant event has been recognized in relation to a security or class of securities, fair valuation may be applied to such security (or class of securities) in accordance with the fund’s Valuation Procedures.

Each fund has retained a third party pricing service to assist in fair valuing any foreign securities held in the fund’s portfolio. Fair valuation has the effect of updating security prices to reflect market value based on, among other things, the recognition of a significant event—thus alleviating arbitraging opportunities. Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through the fair valuation techniques may differ from the prices quoted or published by other sources.

In addition, each fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends and other days when the fund does not price its shares. As a result, the NAV of the fund’s shares may change on days when shareholders will not be able to purchase or redeem its shares.

Timing of Orders. All orders to purchase or sell shares are executed as of the next NAV calculated after the order has been received in “good order” by the fund, the Distributor or a participating dealer. Orders are accepted until the close of regular trading on the NYSE every business day—typically 4:00 p.m. Eastern time—and are executed the same day at that day’s NAV. To ensure this occurs, dealers are responsible for transmitting all orders to Heritage to comply with the deadline imposed by applicable regulations.

Market Timing Policy

The Acquiring Funds and the Acquired Funds generally have identical market timing policies. “Market Timing” typically refers to the practice of frequent trading in the shares of mutual funds in order to exploit inefficiencies in fund pricing. Such transactions include trades that occur when the fund’s NAV does not fully reflect the value of the fund’s holdings—for example, when the fund owns holdings, such as foreign or thinly traded securities, that are valued in a manner that may not reflect the most updated information possible. Market timing can be disruptive to the fund’s efficient management and have a dilutive effect on the value of the investments of long-term fund shareholders, increase the transaction and other costs of the fund and increase taxes, all of which could reduce the return to fund shareholders.

The NAV for Growth Equity and Growth and Income may reflect price differentials because they invest in foreign securities. Each fund generally prices its foreign securities using their closing prices from the foreign markets in which they trade, typically prior to each fund’s calculation of its net asset value. These prices may be affected by events that occur after the close of a foreign market but before each fund prices its shares.

Each fund will not enter into agreements to accommodate frequent purchases or exchanges. In order to discourage market timing activity in the funds, redemptions and exchanges of fund shares may be subject to a 2% redemption fee. A redemption fee of 2% of the value of the shares sold will be imposed on shares sold (by redemption or exchange to another Heritage mutual fund) within seven (7) calendar days of their purchase. Please refer to Appendix C for information on the application and waiver of this redemption fee. Each fund and Heritage has adopted the following guidelines, which have been approved by the fund’s board of Trustees:

•	Heritage reviews transaction activity, using established criteria, to identify transactions that may signal excessive trading.

•	Heritage may reject any purchase or exchange orders, in whole or in part, that in its opinion, appear excessive in frequency and/or amount or otherwise potentially disruptive to the fund. Heritage may consider the trading history of accounts under common ownership or control in this determination.

•

All shareholders are subject to these restrictions regardless of whether you purchased your shares directly from Heritage or through a financial intermediary. However, Heritage is limited in its ability to determine whether trades placed through financial intermediaries may signal excessive trading. Accordingly, Heritage may not be able to determine whether trading in combined orders or in omnibus accounts is contrary to the fund’s policies. Heritage reserves the right to reject combined or omnibus orders in whole or in part.

•	Heritage seeks the cooperation of broker-dealers and other financial intermediaries by requesting information regarding the identity of specific investors and restricting the ability of particular investors to purchase fund shares.

•	While Heritage applies the above policies, there is no guarantee that all market timing will be detected.

Disclosure of Portfolio Holdings

The Acquiring Funds and the Acquired Funds have identical policies concerning the disclosure of portfolio holdings. Periodically, customers of the fund may express interest in having current portfolio holdings disclosed to them more often than required by law. To satisfy this request, the fund has adopted a policy on disclosing portfolio holdings to properly manage this process to ensure confidentiality and proper use of this information. A description of the fund’s policy on disclosing portfolio holdings is included in the SAI. Portfolio information can be found on our website, www.HeritageFunds.com. Further information about the Acquiring Funds and the Acquired Funds is found in Appendix C.

OTHER INFORMATION

Legal Matters

Opinions concerning certain legal matters pertaining to the reorganizations will be provided by legal counsel to Capital Appreciation and Growth and Income, Kirkpatrick & Lockhart Nicholson Graham LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036-1221.

Other Business

The Board of Trustees knows of no other business to be brought before the Meetings. However, if any other matters come before the Meetings, it is the intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

Additional Information

The statement of additional information of the Acquired Funds and the Acquiring Funds dated January 3, 2005, as supplemented on July 1, 2005 is on file with the SEC and is incorporated by reference into this Proxy Statement/Prospectus. Reports and other information about the Acquired Funds are available on the EDGAR Database at the SEC’s website at www.sec.gov. You may also inspect and copy information (at prescribed rates) filed by the Acquired Funds and the Acquiring Funds at the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services located at F Street, N.E., Washington, D.C. 20549-2000.

Current copies of the prospectus and the related statement of additional information for the Acquired Funds and the Acquiring Funds are available without charge by writing to the Heritage Mutual Funds at P.O. Box 33022, St. Petersburg, Florida 33733, or by calling toll free (800) 421-4184. The prospectus also is available on the web site at www.HeritageFunds.com.

FINANCIAL HIGHLIGHTS

Capital Appreciation

For a table of the financial highlights of Capital Appreciation, see “Financial Highlights” in Appendix B. The most recent financial highlights of Capital Appreciation included in the Trust’s Semi-Annual Report to Shareholders for the period ended February 28, 2005, are attached as Appendix B. This information is derived from and should be read in conjunction with the financial statements of Capital Appreciation and notes thereto, included in the Trust’s Annual Report to Shareholders for the year ended August 31, 2004 which are incorporated by reference into the SAI together with the report of the independent registered certified public accounting firm, PricewaterhouseCoopers LLP, thereon.

Growth and Income

For a table of the financial highlights of Growth and Income, see “Financial Highlights” in Appendix B. The most recent financial highlights of Growth and Income included in the Trust’s Semi-Annual Report to Shareholders for the period ended March 31, 2005, are attached as Appendix B. This information is derived from and should be read in conjunction with the financial statements of Growth and Income and notes thereto, included in the Trust’s Annual Report to Shareholders for the year ended September 30, 2004 which are incorporated by reference into the SAI together with the report of the independent registered certified public accounting firm, PricewaterhouseCoopers LLP, thereon.

Growth Equity and Value Equity

Additional information about each Acquired Fund’s investments is available in each Acquired Fund’s annual and semi-annual reports to shareholders. In each Acquired Fund’s annual report, you will find a discussion of market conditions and investment strategies that significantly affected each Acquired Fund’s performance during its last fiscal year.

VOTING INFORMATION

Required Shareholder Vote

Proxies are being solicited from the shareholders of Growth Equity and Value Equity by the Board of Trustees of Series Trust for the Special Meetings of Shareholders (the “Meeting”) to be held on December 13, 2005 at 10:00 a.m. Eastern Time at 880 Carillon Parkway St. Petersburg, FL 33716, or at such later time made necessary by adjournment. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specifications, “FOR” approval of the Reorganization Agreements.

Approval of the Reorganizations with respect to each Acquired Fund requires the vote of a majority of the outstanding securities of that particular Fund entitled on the proposal. The vote of a majority of the outstanding securities means the vote of (a) 67 percent or more of the voting securities present at the meeting, if holders of more than 50 percent of the outstanding voting securities are present or represented by proxy, or (b) more than 50 percent of the outstanding voting securities of each Acquired Fund, whichever is less. Each Reorganization is independent of the other; therefore, if the shareholders of one Acquired Fund approve their Reorganization, it is expected to proceed regardless of whether the shareholders of the other Acquired Funds approve their Reorganization.

Record Date, Quorum, Tabulation and Adjournment

Shareholders of record of each of the Acquired Funds at the close of business on September 30, 2005 (the “record date”) will be entitled to vote at the Meetings or any adjournment thereof. The holders of a majority of the shares of each of the Acquired Funds outstanding at the close of business on the record date present in person or represented by proxy will constitute a quorum for the Meeting concerning the Reorganization of each Acquired Fund. Shareholders are entitled to one vote for each share held, with fractional shares voting proportionally.

Votes cast by proxy or in person at each Meeting will be counted by persons appointed by the Acquired Funds, as applicable, as the vote tabulators for each Meeting. The vote tabulators will count the total number of votes cast “FOR” approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast with respect to each Reorganization.

In the event that a quorum is not present at each Meeting, the chairman of the Meeting or the shareholders of a majority of the shares present or represented may adjourn the Meeting from time to time, without notice other than announcement at the Meeting, until a quorum is present or represented. Abstentions and broker “non-votes” will be counted as present for purposes of determining a quorum, but will not be counted as votes cast with respect to the proposal. As a result, abstentions and broker “non-votes” will count as votes “AGAINST” the proposal.

The person(s) listed below either owned beneficially or were of record 5% or more of any class of shares of an Acquired Fund or 25% of the total number of shares of an Acquired Fund as of the Record Date. As of the same date, the Trustees and officers of Heritage Series Trust, Capital Appreciation and Growth and Income own less than 1% of any class of each Acquired Fund’s outstanding shares.

Fund	Shareholder	% of Class owned
Value Eq C	Pershing, LLC Jersey City, NJ 07303	20.3%

Solicitation of Proxies

Heritage will bear the expense of soliciting proxies and has engaged Computershare Fund Services (“CFS”) to assist in the solicitation, at an estimated cost of $45,000, plus expenses. As the Meeting date approaches, certain shareholders of each Fund may receive a telephone call from a representative of CFS if their votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below.

In all cases where a telephonic proxy is solicited, the CFS representative is required to ask for each shareholder’s full name and address, or the zip code or employer identification number, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the CFS representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to CFS, then the CFS representative has the responsibility to explain the process, read the Proposals listed on the proxy card and ask for the shareholder’s instructions on each Proposal. Although the CFS representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. CFS will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call CFS immediately if his or her instructions are not correctly reflected in the confirmation.

Revocation of Proxies

Proxies, including proxies given by facsimile, may be revoked at any time before they are voted by a written revocation received by the Secretary of the Acquired Funds, by properly executing a later-dated proxy or by attending the applicable Meeting and voting in person.

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION (“Agreement”) is made as of                          , 2005, among HERITAGE SERIES TRUST, a Massachusetts business trust (“Trust”), on behalf of Heritage Growth Equity Fund, a segregated portfolio of assets (“series”) thereof (“Target”), HERITAGE CAPITAL APPRECIATION TRUST, also a Massachusetts business trust (“Acquiring Fund”), and, solely for purposes of paragraph 7.2 hereof, HERITAGE ASSET MANAGEMENT, INC. (“Advisor”). (Each of Target and Acquiring Fund is sometimes referred to herein as a “Fund,” and each of Trust and Acquiring Fund is sometimes referred to herein as an “Investment Company.”) All agreements, representations, actions, obligations, and covenants described herein made or to be taken or undertaken by Target are made and shall be taken or undertaken by Trust on its behalf.

The Investment Companies wish to effect a reorganization described in section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (“Code”), and intend this Agreement to be, and adopt it as, a “plan of reorganization” within the meaning of the regulations under the Code (“Regulations”). The reorganization will consist of (1) the transfer of Target’s assets to Acquiring Fund in exchange solely for Acquiring Fund’s assumption of Target’s liabilities and the issuance to Target of shares of beneficial interest (“shares”) in Acquiring Fund, (2) the distribution of those shares to Target’s shareholders in liquidation thereof, and (3) Target’s termination, all on the terms and conditions set forth in this Agreement (collectively, the “Reorganization.”)

Each Investment Company’s Declaration of Trust (each, a “Declaration”) permits it to vary its shareholders’ investment therein. Neither Investment Company has a fixed pool of assets—Acquiring Fund and each series of Trust (including Target) is a managed portfolio of securities, and Advisor and each investment sub-advisor thereof have the authority to buy and sell securities for it.

Each Investment Company’s Board of Trustees (each, a “Board”) (1) has duly adopted and approved this Agreement and the transactions contemplated hereby and (2) has determined that participation in the Reorganization is in the best interests of Target and Acquiring Fund, respectively, and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.

Target’s shares are divided into three classes, designated Class A shares, Class B shares, and Class C shares (“Class A Target Shares,” “Class B Target Shares,” and “Class C Target Shares,” respectively, and, collectively, “Target Shares”). Acquiring Fund’s shares also are divided into three classes, also designated Class A shares, Class B shares, and Class C shares (“Class A

Acquiring Fund Shares,” “Class B Acquiring Fund Shares,” and “Class C Acquiring Fund Shares,” respectively, and, collectively, “Acquiring Fund Shares”). The Funds’ identically designated classes of shares are substantially similar to each other.

•	In consideration of the mutual promises contained herein, the parties agree as follows:

1.	PLAN OF REORGANIZATION AND TERMINATION

1.1. Target shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to Acquiring Fund. In exchange therefor, Acquiring Fund shall—

(a) issue and deliver to Target the number of full and fractional (rounded to the third decimal place) (1) Class A Acquiring Fund Shares determined by dividing Target’s net value (computed as set forth in paragraph 2.1) (“Target Value”) attributable to the Class A Target Shares by the net asset value (“NAV”) of a Class A Acquiring Fund Share (computed as set forth in paragraph 2.2), (2) Class B Acquiring Fund Shares determined by dividing the Target Value attributable to the Class B Target Shares by the NAV of a Class B Acquiring Fund Share (as so computed), and (3) Class C Acquiring Fund Shares determined by dividing the Target Value attributable to the Class C Target Shares by the NAV of a Class C Acquiring Fund Share (as so computed); and

(b) assume all of Target’s liabilities described in paragraph 1.3 (“Liabilities”).

Such transactions shall take place at the Closing (as defined in paragraph 3.1).

1.2. The Assets shall consist of all assets and property—including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, and deferred and prepaid expenses shown as assets on Target’s books—Target owns at the Valuation Time (as defined in paragraph 2.1).

1.3. The Liabilities shall consist of all of Target’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time (as defined in paragraph 3.1), and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, Target agrees to use its best efforts to discharge all its known Liabilities before the Effective Time.

1.4. At or immediately before the Effective Time, Target shall declare and pay to its shareholders one or more dividends and/or other distributions in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its (a) ”investment company taxable income” (within the meaning of section 852(b)(2) of the Code, computed without regard to any deduction for dividends paid) and (b) ”net capital gain” (as defined in section 1222(11)), after reduction by any capital loss carryforward, for the current taxable year through the Effective Time.

1.5. At the Effective Time (or as soon thereafter as is reasonably practicable), Target shall distribute the Acquiring Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record, determined as of the Effective Time (each a “Shareholder”), in exchange for their Target Shares, and will completely liquidate. That distribution shall be accomplished by Acquiring Fund’s transfer agent’s opening accounts on Acquiring Fund’s share transfer books in the Shareholders’ names and transferring such Acquiring Fund Shares thereto. Each Shareholder’s account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) Acquiring Fund Shares due that Shareholder, by class (i.e., the account for each Shareholder that holds Class A Target Shares shall be credited with the respective pro rata number of Class A Acquiring Shares due that Shareholder, the account for each Shareholder that holds Class B Target Shares shall be credited with the respective pro rata number of Class B Acquiring Fund Shares due that Shareholder, and the account for each Shareholder that holds Class C Target Shares shall be credited with the respective pro rata number of Class C Acquiring Shares due that Shareholder). All outstanding Target Shares, including any represented by certificates, shall simultaneously be canceled on Target’s share transfer books. Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares issued in connection with the Reorganization.

1.6. As soon as reasonably practicable after distribution of the Acquiring Fund Shares pursuant to paragraph 1.5, but in all events within six months after the Effective Time, Target shall be terminated as a series of Trust and any further actions shall be taken in connection therewith as required by applicable law.

1.7. Any reporting responsibility of Target to a public authority is and shall remain its responsibility up to and including the date on which it is terminated.

1.8. Any transfer taxes payable on issuance of Acquiring Fund Shares in a name other than that of the registered holder on Target’s share transfer books of the Target Shares actually or constructively exchanged therefor shall be paid by the person to whom such Acquiring Fund Shares are to be issued, as a condition of such transfer.

2.	VALUATION

2.1. For purposes of paragraph 1.1(a), Target’s net value shall be (a) the value of the Assets computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the date of the Closing (“Valuation Time”), using the valuation procedures set forth in its then-current prospectus and statement of additional information (“SAI”), less (b) the amount of the Liabilities as of the Valuation Time.

2.2. For purposes of paragraph 1.1(a), the NAV per share of each class of the Acquiring Fund Shares shall be computed as of the Valuation Time, using the valuation procedures set forth in Acquiring Fund’s then-current prospectus and SAI.

2.3. All computations pursuant to paragraphs 2.1 and 2.2 shall be made by or under the direction of Advisor.

3.	CLOSING AND EFFECTIVE TIME

3.1. The Reorganization, together with related acts necessary to consummate it (“Closing”), shall occur at the Investment Companies’ principal office on or about December 16, 2005, or at such other place and/or on such other date as to which they may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date thereof or at such other time as to which the Investment Companies may agree (“Effective Time”). If, immediately before the Valuation Time, (a) the NYSE is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or elsewhere is disrupted, so that accurate appraisal of the Target Value and/or the NAV of an Acquiring Fund Share of any class is impracticable, the Effective Time shall be postponed until the first business day after the day when such trading has been fully resumed and such reporting has been restored.

3.2. Trust’s fund accounting and pricing agent shall deliver at the Closing a certificate of an authorized officer verifying that the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by Target to Acquiring Fund, as reflected on Acquiring Fund’s books immediately after the Closing, does or will conform to such information on Target’s books immediately before the Closing. Trust’s custodian shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets it holds will be transferred to Acquiring Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

3.3. Trust shall deliver to Acquiring Fund at the Closing a list of the names and addresses of the Shareholders and the number of outstanding Target Shares owned by each Shareholder, all as of the Effective Time, certified by Trust’s Secretary or Assistant Secretary. Acquiring Fund’s transfer agent shall deliver at the Closing a certificate as to the opening of accounts in the Shareholders’ names on Acquiring Fund’s share transfer books. Acquiring Fund shall issue and deliver a confirmation to Trust evidencing the Acquiring Fund Shares to be credited to Target at the Effective Time or provide evidence satisfactory to Trust that such

Acquiring Fund Shares have been credited to Target’s account on Acquiring Fund’s share transfer books. At the Closing, each Investment Company shall deliver to the other bills of sale, checks, assignments, stock certificates, receipts, or other documents the other Investment Company or its counsel reasonably requests.

3.4. Each Investment Company shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.

4.	REPRESENTATIONS AND WARRANTIES

4.1. Trust represents and warrants as follows:

4.1.1. Trust is a trust operating under a written declaration of trust, the beneficial interest in which is divided into transferable shares (“Business Trust”), that is duly created, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts; and its Declaration is on file with the Secretary of the Commonwealth of Massachusetts;

4.1.2. Trust is duly registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”), and such registration is in full force and effect;

4.1.3. Target is a duly established and designated series of Trust;

4.1.4. At the Closing, Target will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets free of any liens or other encumbrances (except securities that are subject to “securities loans” as referred to in section 851(b)(2) of the Code); and on delivery and payment for the Assets, Acquiring Fund will acquire good and marketable title thereto;

4.1.5. Target’s current prospectus and SAI conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (“1933 Act”), and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

4.1.6. Target is not in violation of, and the execution and delivery of this Agreement and consummation of the transactions contemplated hereby will not conflict with or violate, Massachusetts law or any provision of Trust’s Declaration or By-Laws or of any agreement, instrument, lease, or other undertaking to which Trust (with respect to Target) is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Trust (with respect to Target) is a party or by which it is bound, except as otherwise disclosed in writing to and accepted by Acquiring Fund;

4.1.7. Except as otherwise disclosed in writing to and accepted by Acquiring Fund, all material contracts and other commitments of or applicable to Target (other than this Agreement and investment contracts, including options, futures, and forward contracts) will be terminated, or provision for discharge of any liabilities of Target thereunder will be made, at or before the Effective Time, without either Fund’s incurring any liability or penalty with respect thereto and without diminishing or releasing any rights Target may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

4.1.8. Except as otherwise disclosed in writing to and accepted by Acquiring Fund, (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to Trust’s knowledge) threatened against Trust (with respect to Target) or any of its properties or assets attributable or allocable to Target that, if adversely determined, would materially and adversely affect Target’s financial condition or the conduct of its business and (b) Trust knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

4.1.9. The execution, delivery, and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of Trust’s Board, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Agreement constitutes a valid and legally binding obligation of Trust (with respect to Target), enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

4.1.10. No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, or the 1940 Act (collectively, “Federal Securities Laws”) for Trust’s execution or performance of this Agreement, except for (a) the filing with the Securities and Exchange Commission (“SEC”) of a registration statement by Acquiring Fund on Form N-14 relating to the Acquiring Fund Shares issuable hereunder, and any supplement or amendment thereto (“Registration Statement”), including therein a prospectus and proxy statement (“Prospectus/Statement”), and (b) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

4.1.11. On the effective date of the Registration Statement and at the Effective Time, the Prospectus/Statement will (a) comply in all material respects with the applicable provisions of the Federal Securities Laws and the regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Prospectus/Statement made in reliance on and in conformity with information furnished by Acquiring Fund for use therein;

4.1.12. Target incurred the Liabilities in the ordinary course of its business; and there are no Liabilities other than Liabilities disclosed or provided for in Trust’s financial statements referred to in paragraph 4.1.18 and Liabilities incurred by Target in the ordinary course of its business subsequent to October 31, 2005, or otherwise disclosed to Acquiring Fund, none of which has been materially adverse to the business, assets, or results of Target’s operations;

4.1.13. Target is a “fund” as defined in section 851(g)(2) of the Code; for each taxable year of its operation (including the taxable year ending on the Closing Date), Target has met (or will meet) the requirements of Subchapter M of Chapter 1 of the Code (“Subchapter M”) for qualification as a regulated investment company (“RIC”) and has been (or will be) eligible to and has computed (or will compute) its federal income tax under section 852 of the Code; from the time the Trust’s Board approved the transactions contemplated by this Plan (“Approval Time”) through the Effective Time, Target has invested and will invest its assets in a manner that ensures its compliance with the foregoing; from the time it commenced operations through the Effective Time, Target has conducted and will conduct its “historic business” (within the meaning of section 1.368-1(d)(2) of the Regulations) in a substantially unchanged manner; from the Approval Time through the Effective Time, Target (1) has not disposed of and/or acquired, and will not dispose of and/or acquire, any assets (a) for the purpose of satisfying Acquiring Fund’s investment objective or policies or (b) for any other reason except in the ordinary course of its business as a RIC or (2) has not otherwise changed, and will not otherwise change, its historic investment policies; and Target has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

4.1.14. Target is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A) of the Code);

4.1.15. Not more than 25% of the value of Target’s total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers;

4.1.16. During the five-year period ending at the Effective Time, (a) neither Target nor any person “related” (as defined in section 1.368-1(e)(3) of the Regulations) to it will have acquired Target Shares, either directly or through any transaction, agreement, or arrangement with any other person, with consideration other than Acquiring Fund Shares or Target Shares, except for shares redeemed in the ordinary course of Target’s business as a series of an open-end investment company as required by section 22(e) of the 1940 Act, and (b) no distributions will have been made with respect to Target Shares, other than normal, regular dividend distributions made pursuant to Target’s historic dividend-paying practice and other distributions that qualify for the deduction for dividends paid (within the meaning of section 561 of the Code) referred to in sections 852(a)(1) and 4982(c)(1)(A) of the Code;

4.1.17. Target’s federal income tax returns, and all applicable state and local tax returns, for all taxable years through and including the taxable year ended October 31, 2004, have been timely filed and all taxes payable pursuant to those returns have been timely paid;

4.1.18. Trust’s financial statements at and for the year ended October 31, 2004, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm (“PWC”); such statements and Trust’s unaudited financial statements for the six months ended April 30, 2005, have delivered to Acquiring Fund; to Trust’s management’s best knowledge and belief, there are no known contingent liabilities of Target required to be reflected on a balance sheet (including the notes thereto) in accordance with generally accepted accounting principles (“GAAP”) consistently applied as of either such date that are not disclosed therein; such audited and unaudited statements present fairly, in all material respects, Target’s financial condition as of their respective dates in accordance with GAAP consistently applied and the results of its operations and changes in its net assets for the periods then ended; and

4.1.19. Since October 31, 2004, there has not been any material adverse change in Target’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Target of indebtedness maturing more than one year from the date such indebtedness was incurred; for purposes of this representation , a decline in NAV per Target Share due to declines in market values of securities Target holds, the discharge of Target’s liabilities, or the redemption of Target Shares by its shareholders shall not constitute a material adverse change.

4.2. Acquiring Fund represents and warrants as follows:

4.2.1. Acquiring Fund is a Business Trust that is duly created, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts; and its Declaration is on file with the Secretary of the Commonwealth of Massachusetts;

4.2.2. Acquiring Fund is duly registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect;

4.2.3. No consideration other than Acquiring Fund Shares (and Acquiring Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

4.2.4. The Acquiring Fund Shares to be issued and delivered to Target hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein (including the receipt of consideration in exchange therefor exceeding their par value), will be duly and validly issued and outstanding shares of Acquiring Fund, fully paid and non-assessable by Acquiring Fund;

4.2.5. Acquiring Fund’s current prospectus and SAI conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

4.2.6. Acquiring Fund is not in violation of, and the execution and delivery of this Agreement and consummation of the transactions contemplated hereby will not conflict with or violate, Massachusetts law or any provision of Acquiring Fund’s Declaration or By-Laws or of any agreement, instrument, lease, or other undertaking to which Acquiring Fund is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Acquiring Fund is a party or by which it is bound, except as otherwise disclosed in writing to and accepted by Trust;

4.2.7. Except as otherwise disclosed in writing to and accepted by Trust, (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to Acquiring Fund’s knowledge) threatened against Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business and (b) Acquiring Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

4.2.8. The execution, delivery, and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of Acquiring Fund’s Board, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Agreement constitutes a valid and legally binding obligation of Acquiring Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

4.2.9. No governmental consents, approvals, authorizations, or filings are required under the Federal Securities Laws for Acquiring Fund’s execution or performance of this Agreement, except for (a) the filing with the SEC of the Registration Statement and a post-effective amendment to Acquiring Fund’s registration statement on Form N1-A and (b) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

4.2.10. On the effective date of the Registration Statement and at the Effective Time, the Prospectus/Statement will (a) comply in all material respects with the applicable provisions of the Federal Securities Laws and the regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Prospectus/Statement made in reliance on and in conformity with information furnished by Trust for use therein;

4.2.11. For each taxable year of its operation, Acquiring Fund has met the requirements of Subchapter M for qualification as a RIC and has been eligible to and has computed its federal income tax under section 852 of the Code; Acquiring Fund will continue to meet all such requirements for its current taxable year and intends to do so for the next taxable year; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

4.2.12. Following the Reorganization, Acquiring Fund (a) will continue Target’s “historic business” (within the meaning of section 1.368-1(d)(2) of the Regulations) and (b) will use a significant portion of Target’s “historic business assets” (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; moreover, Acquiring Fund (c) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (d) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;

4.2.13. There is no plan or intention for Acquiring Fund to be dissolved or merged into another business or statutory trust or a corporation or any “fund” thereof (as defined in section 851(g)(2) of the Code) following the Reorganization;

4.2.14. Immediately after the Reorganization, (a) not more than 25% of the value of Acquiring Fund’s total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (b) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers;

4.2.15. Acquiring Fund does not directly or indirectly own, nor at the Effective Time will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any Target Shares;

4.2.16. Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as an open-end investment company; nor does Acquiring Fund, or any person “related” (within the meaning of section 1.368-1(e)(3) of the Regulations) to it, have any plan or intention to acquire—during the five-year period beginning at the Effective Time, either directly or through any transaction, agreement, or arrangement with any other person—with consideration other than Acquiring Fund Shares, any Acquiring Fund Shares issued to the Shareholders pursuant to the Reorganization, except for redemptions in the ordinary course of such business as required by section 22(e) of the 1940 Act;

4.2.17. During the five-year period ending at the Effective Time, neither Acquiring Fund nor any person “related” (as defined in section 1.368-1(e)(3) of the Regulations) to it will have acquired Target Shares with consideration other than Acquiring Fund Shares;

4.2.18. Acquiring Fund’s federal income tax returns, and all applicable state and local tax returns, for all taxable years through and including the taxable year ended August 31, 2004, have been timely filed and all taxes payable pursuant to such returns have been timely paid;

4.2.19. Acquiring Fund’s financial statements at and for the year ended August 31, 2004, have been audited by PWC; such statements and Acquiring Fund’s unaudited financial statements for the six months ended February 28, 2005, have delivered to Trust; to Acquiring Fund’s management’s best knowledge and belief, there are no known contingent liabilities required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP consistently applied as of either such date that are not disclosed therein; such audited and unaudited statements present fairly, in all material respects, Acquiring Fund’s financial condition as of their respective dates in accordance with GAAP consistently applied and the results of its operations and changes in its net assets for the periods then ended;

4.2.20. Since August 31, 2004, there has not been any material adverse change in Acquiring Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred; for purposes of this representation , a decline in NAV per Acquiring Fund Share due to declines in market values of securities Acquiring Fund holds, the discharge of Acquiring Fund’s liabilities, or the redemption of Acquiring Fund Shares by its shareholders shall not constitute a material adverse change; and

4.2.21. If the Reorganization is consummated, Acquiring Fund will treat each Shareholder that receives Acquiring Fund Shares in connection with the Reorganization as having made a minimum initial purchase of such shares for the purpose of making additional investments therein, regardless of the value of the shares so received.

4.3. Each Investment Company represents and warrants as follows:

4.3.1. The fair market value of the Acquiring Fund Shares each Shareholder receives will be approximately equal to the fair market value of its Target Shares it actually or constructively surrenders in exchange therefor;

4.3.2. Its management (a) is unaware of any plan or intention of Shareholders to redeem, sell, or otherwise dispose of (1) any portion of their Target Shares before the Reorganization to any person “related” (within the meaning of section 1.368-1(e)(3) of the Regulations) to either Fund or (2) any portion of the Acquiring Fund Shares they receive in the Reorganization to any person “related” (within such meaning) to Acquiring Fund, (b) does not anticipate dispositions of those Acquiring Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of Target as a series of an open-end investment company, (c) expects that the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be de minimis, and (d) does not anticipate that there will be extraordinary redemptions of Acquiring Fund Shares immediately following the Reorganization;

4.3.3. The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

4.3.4. The fair market value of the Assets on a going concern basis will equal or exceed the Liabilities to be assumed by Acquiring Fund and those to which the Assets are subject;

4.3.5. There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount;

4.3.6. Pursuant to the Reorganization, Target will transfer to Acquiring Fund, and Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, Target held immediately before the Reorganization. For the purposes of this representation, any amounts Target uses to pay its Reorganization expenses and to make redemptions and distributions immediately before the Reorganization (except a) redemptions in the ordinary course of its business required by section 22(e) of the 1940 Act and (b) regular, normal dividend distributions made to conform to its policy of distributing all or substantially all of its income and gains to avoid the obligation to pay federal income tax and/or the excise tax under section 4982 of the Code) will be included as assets it held immediately before the Reorganization;

4.3.7. None of the compensation received by any Shareholder who is an employee of or service provider to Target will be separate consideration for, or allocable to, any of the Target Shares such Shareholder held; none of the Acquiring Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

4.3.8. Immediately after the Reorganization, the Shareholders will not own shares constituting “control” (as defined in section 304(c) of the Code) of Acquiring Fund;

4.3.9. Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”); and

4.3.10. The aggregate value of the acquisitions, redemptions, and distributions limited by paragraphs 4.1.16, 4.2.16, and 4.2.17 will not exceed 50% of the value (without giving effect to such acquisitions, redemptions, and distributions) of the proprietary interest in Target at the Effective Time.

5.	COVENANTS

5.1. Each Investment Company covenants to operate its respective Fund’s business in the ordinary course between the date hereof and the Closing, it being understood that:

(a) such ordinary course will include declaring and paying customary dividends and other distributions and such changes in operations as are contemplated by each Fund’s normal business activities; and

(b) each Fund will retain exclusive control of the composition of its portfolio until the Closing; provided that Target shall not dispose of more than an insignificant portion of its historic business assets (as defined above) during such period without Acquiring Fund’s prior consent, and the Investment Companies shall coordinate the Funds’ respective portfolios so that the transfer of the Assets to Acquiring Fund will not cause it to fail to be in compliance with all of its investment policies and restrictions immediately after the Closing.

5.2. Trust covenants that the Acquiring Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

5.3. Trust covenants that it will assist Acquiring Fund in obtaining information Acquiring Fund reasonably requests concerning the beneficial ownership of Target Shares.

5.4. Trust covenants that its books and records (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) regarding Target will be turned over to Acquiring Fund at the Closing.

5.5. Each Investment Company covenants to cooperate in preparing the Prospectus/Statement in compliance with applicable federal securities laws.

5.6. Each Investment Company covenants that it will, from time to time, as and when requested by the other Investment Company, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken all further action, the other Investment Company may deem necessary or desirable in order to vest in, and confirm to, (a) Acquiring Fund, title to and possession of all the Assets, and (b) Trust, on Target’s behalf, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

5.7. Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such state securities laws it may deem appropriate in order to continue Acquiring Fund’s operations after the Effective Time.

5.8. Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

6.	CONDITIONS PRECEDENT

Each Investment Company’s obligations hereunder shall be subject to (a) performance by the other Investment Company of all its obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other Investment Company contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made at and as of the Effective Time, and (c) the following further conditions that, at or before the Effective Time:

6.1. This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by both Boards.

6.2. All necessary filings shall have been made with the SEC and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and the SEC shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) either Investment Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on the assets or properties of either Fund, provided that either Investment Company may for itself waive any of such conditions.

6.3. At the Effective Time, no action, suit, or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with, the transactions contemplated hereby.

6.4. Trust shall have received an opinion of Kirkpatrick & Lockhart Nicholson Graham LLP (“K&LNG”) substantially to the effect that:

6.4.1. Acquiring Fund is a business trust validly existing and in good standing under the laws of the Commonwealth of Massachusetts; and Acquiring Fund has the trust power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;

6.4.2. This Agreement (a) has been duly authorized, executed, and delivered by Acquiring Fund and (b) is a valid and binding obligation of Acquiring Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors or secured parties generally and general principles of equity;

6.4.3. The Acquiring Fund Shares to be issued and distributed to the Shareholders under this Agreement have been duly authorized for issuance by Acquiring Fund and, when issued and delivered as provided in this Agreement, will be validly issued, fully paid and non-assessable

6.4.4. The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, (a) violate any provision of Acquiring Fund’s Declaration or By-Laws, (b) breach or constitute a default of Acquiring Fund under the express terms of any agreement or instrument, (c) result in the acceleration of (or entitle any party to accelerate) the maturity of any obligation of Acquiring Fund under any such agreement pursuant to the express terms thereof, or (d) violate any obligation of Acquiring Fund under the express terms of any court order which, to K&LNG’s knowledge (without independent inquiry or investigation), names Acquiring Fund and is specifically directed to its property, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by Trust;

6.4.5. The execution and delivery by Acquiring Fund of, and the performance by Acquiring Fund of is obligations under, this Agreement do not require Acquiring Fund to obtain any authorization, consent or order of any court or governmental authority, other than as may be required under the 1933 Act and the 1940 Act and the regulations under the 1933 Act and the 1940 Act or under the securities or blue sky laws of the various states, as to which K&LNG need express no opinion;

6.4.6. Acquiring Fund is registered with the SEC as an investment company and, to K&LNG’s knowledge (based solely on a telephone conversation with a member of the staff of the SEC), no order has been issued or proceeding instituted to suspend such registration; and

6.4.7. To K&LNG’s knowledge (without any independent inquiry or investigation), there is no action or proceeding pending before any court, governmental agency or arbitrator, or overtly threatened in writing, against Acquiring Fund or any of its properties or assets, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by Trust.

In rendering such opinion, K&LNG may (1) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (2) limit such opinion to applicable federal and state law, and (3) define the word “knowledge” and related terms to mean the knowledge of attorneys then with K&LNG who have devoted substantive attention to matters directly related to this Agreement and the Reorganization.

6.5. Acquiring Fund shall have received an opinion of K&LNG substantially to the effect that:

6.5.1. Trust is a business trust validly existing and in good standing under the laws of the Commonwealth of Massachusetts; and Trust has the trust power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;

6.5.2. This Agreement (a) has been duly authorized, executed, and delivered by Trust on Target’s behalf and (b) is a valid and legally binding obligation of Trust with respect to Target, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors or secured parties generally and general principles of equity;

6.5.3. The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, (a) violate any provision of Trust’s Declaration or By-Laws, , (b) breach or constitute a default of Trust under the express terms of any agreement or instrument [listed in Schedule 6.4.4], (c) result in the acceleration of (or entitle any party to accelerate) the maturity of any obligation of Trust under any such agreement pursuant to the express terms thereof, or (d) violate any obligation of Trust under the express terms of any court order which, to K&LNG’s knowledge (without independent inquiry or investigation), names Trust and is specifically directed to Target’s property, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by Acquiring Fund;

6.5.4. The execution and delivery by Trust of, and the performance by Trust of is obligations under, this Agreement do not require Trust to obtain any authorization, consent or order of any court or governmental authority, other than as may be required under the 1933 Act and the 1940 Act and the regulations under the 1933 Act and the 1940 Act or under the securities or blue sky laws of the various states, as to which K&LNG need express no opinion;

6.5.5. Trust is registered with the SEC as an investment company and, to K&LNG’s knowledge (based solely on a telephone conversation with a member of the staff of the SEC), no order has been issued or proceeding instituted to suspend such registration; and

6.5.6. To K&LNG’s knowledge (without any independent inquiry or investigation), there is no action or proceeding pending before any court, governmental agency or arbitrator, or overtly threatened in writing, against Trust with respect to Target or any of Target’s properties or assets, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by Acquiring Fund.

In rendering such opinion, K&LNG may (1) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (2) limit such opinion to applicable federal and state law, and (3) define the word “knowledge” and related terms to mean the knowledge of attorneys then with K&LNG who have devoted substantive attention to matters directly related to this Agreement and the Reorganization.

6.6. The Investment Companies shall have received an opinion of K&LNG as to the federal income tax consequences mentioned below (“Tax Opinion”). In rendering the Tax Opinion, K&LNG may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which K&LNG may treat as representations and warranties made to it, and in separate letters addressed to K&LNG and the certificates delivered pursuant to paragraph 3.4. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

6.6.1. Acquiring Fund’s acquisition of the Assets in exchange solely for Acquiring Fund Shares and Acquiring Fund’s assumption of the Liabilities, followed by Target’s distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Target Shares, will qualify as a “reorganization” (as defined in section 368(a)(1)(C) of the Code), and each Fund will be “a party to a reorganization” within the meaning of section 368(b) of the Code;

6.6.2. Target will recognize no gain or loss on the transfer of the Assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and Acquiring Fund’s assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Target Shares;

6.6.3. Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities;

6.6.4. Acquiring Fund’s basis in each Asset will be the same as Target’s basis therein immediately before the Reorganization, and Acquiring Fund’s holding period for each Asset will include Target’s holding period therefor;

6.6.5. A Shareholder will recognize no gain or loss on the exchange of all its Target Shares solely for Acquiring Fund Shares pursuant to the Reorganization; and

6.5.6. A Shareholder’s aggregate basis in the Acquiring Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Target Shares it actually or constructively surrenders in exchange for those Acquiring Fund Shares, and its holding period for those Acquiring Fund Shares will include, in each instance, its holding period for those Target Shares, provided the Shareholder holds them as capital assets at the Effective Time.

Notwithstanding subparagraphs 6.5.2 and 6.5.4, the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

6.7. At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except that set forth in paragraphs 6.1 and 6.5) if, in the judgment of its Board, such waiver will not have a material adverse effect on its Fund’s shareholders’ interests.

7.	BROKERAGE FEES AND EXPENSES

7.1. Each Investment Company represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

7.2. Advisor or its affiliates will bear the total Reorganization Expenses.

8.	ENTIRE AGREEMENT; NO SURVIVAL

Neither Investment Company has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement among the parties. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

9.	TERMINATION OF AGREEMENT

This Agreement may be terminated at any time at or before the Effective Time:

9.1. By either Investment Company (a) in the event of the other Investment Company’s material breach of any representation, warranty, or covenant contained herein to be performed at or before the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or (c) if the Closing has not occurred on or before [March 31, 2006], or such other date as to which the Investment Companies may agree; or

9.2. By the Investment Companies’ mutual agreement.

In the event of termination under paragraphs 9.1(c) or 9.2, neither Investment Company (nor its trustees, officers or shareholders) shall have any liability to the other Investment Company.

10.	AMENDMENT

This Agreement may be amended, modified, or supplemented at any time in any manner mutually agreed on in writing by the Investment Companies; provided that no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders’ interests.

11.	MISCELLANEOUS

11.1. This Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts, without giving effect to principles of conflict of laws; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

11.2. Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

11.3 The parties acknowledge that each Investment Company is a Business Trust. Notice is hereby given that this instrument is executed on behalf of each Investment Company’s trustees solely in their capacities as trustees, and not individually, and that each Investment Company’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, or shareholders or, in Trust’s case, any series thereof other than Target, but are only binding on and enforceable against its or, in Trust’s case, Target’s property. Each Investment Company agrees that, in asserting any rights or claims under this Agreement, it shall look only to the other Investment Company’s (or, in Trust’s case, Target’s) property in settlement of such rights or claims and not to such trustees, officers, or shareholders.

11.4. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other Investment Company. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.

HERITAGE SERIES TRUST, on behalf of its series Heritage Growth Equity Fund

By:
Name:
Title:

HERITAGE CAPITAL APPRECIATION TRUST

By:
Name:
Title:

Solely for purposes of paragraph 7.2 hereof, HERITAGE ASSET MANAGEMENT, INC.

By:
Name:
Title:

APPENDIX B

Heritage Capital Appreciation Trust

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Class A Shares							Class B Shares
	For the Six-Month Period Ended February 28, 2005 (unaudited)		For the Fiscal Years Ended August 31					For the Six-Month Period Ended February 28, 2005 (unaudited)		For the Fiscal Years Ended August 31
			2004	2003	2002	2001	2000			2004	2003	2002	2001	2000
Net asset value beginning of period	$22.85		$21.82	$18.26	$23.61	$32.41	$27.18	$21.28		$20.47	$17.25	$22.47	$31.20	$26.40

Income from Investment Operations:
Net investment income (loss)	0.04		(0.08)	(0.12)	(0.17)	(0.16)	(0.16)	(0.05)		(0.26)	(0.24)	(0.31)	(0.29)	(0.29)
Net realized and unrealized gain on investments	1.89		1.11	3.68	(5.18)	(5.44)	8.01	1.76		1.07	3.46	(4.91)	(5.24)	7.71

Total from Investment Operations	1.93		1.03	3.56	(5.35)	(5.60)	7.85	1.71		0.81	3.22	(5.22)	(5.53)	7.42

Less Distributions:
Distributions from net realized gains	—		—	—	—	(3.20)	(2.62)	—		—	—	—	(3.20)	(2.62)

Net asset value, end of period	$24.78		$22.85	$21.82	$18.26	$23.61	$32.41	$22.99		$21.28	$20.47	$17.25	$22.47	$31.20

Total Return (%)(a)	8.49	(b)	4.72	19.50	(22.66)	(18.48)	29.55	8.04	(b)	3.96	18.67	(23.23)	(19.01)	28.75
Ratios and Supplemental Data	(1.17	)(c)	1.19	1.26	1.23	1.22	1.24	1.92	(c)	1.94	1.97	1.93	1.91	1.90
Expenses to average daily net assets (%)
Net investment income (loss) to average daily net assets (%)	0.33	(c)	(0.39)	(0.66)	(0.80)	(0.68)	(0.55)	(0.42	)(c)	(1.15)	1.37	(1.50)	(1.36)	(1.21)
Portfolio turnover rate (%)	14		27	22	31	28	48	14		27	22	31	28	48
Net assets, end of period ($ millions)	352		321	248	197	233	244	36		36	37	32	42	43

(a)	These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(b)	Not annualized.
(c)	Annualized.

Heritage Capital Appreciation Trust

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Class C Shares
	For the Six-Month Period Ended February 28, 2005 (unaudited)		For the Fiscal Years Ended August 31
			2004	2003	2002	2001	2000
Net asset value beginning of period	$21.27		$20.46	$17.25	$22.46	$31.19	$26.39

Income from Investment Operations:
Net investment income (loss)	(0.05)		(0.24)	(0.21)	(0.30)	(0.29)	(0.29)
Net realized and unrealized gain on investments	1.76		1.05	3.42	(4.91)	(5.24)	7.71

Total from Investment Operations	1.71		0.81	3.21	(5.21)	(5.53)	7.42

Less Distributions:
Distributions from net realized gains	—		—	—	—	(3.20)	(2.62)

Net asset value, end of period	$22.98		$21.27	$20.46	$17.25	$22.46	$31.19

Total Return (%)(a)	8.04	(b)	3.96	18.61	(23.20)	(19.02)	28.76
Ratios and Supplemental Data	1.92	(c)	1.94	1.97	1.93	1.91	1.90
Expenses to average daily net assets (%)
Net investment income (loss) to average daily net assets (%)	(0.42	)(c)	(1.14)	(1.37)	(1.50)	(1.37)	(1.21)
Portfolio turnover rate (%)	14		27	22	31	28	48
Net assets, end of period ($ millions)	119		111	96	67	78	74

(a)	These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(b)	Not annualized.
(c)	Annualized.

Heritage Growth and Income Trust

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Class A Shares*							Class B Shares*
	For the Six-Month Period Ended March 31, 2005 (unaudited)		For the Fiscal Years Ended September 30					For the Six-Month Period Ended March 31, 2005 (unaudited)		For the Fiscal Years Ended September 30
			2004	2003	2002	2001	2000			2004	2003	2002	2001	2000
Net asset value, beginning of period	$11.80		$11.10	$9.07	$11.33	$15.40	$14.95	$11.57		$10.88	$8.90	$11.15	$15.21	$14.76

Income from Investment Operations:
Net investment income	0.16		0.16	0.12	0.11	0.15	0.19	0.11		0.07	0.04	0.02	0.04	0.08
Net realized and unrealized gain on investments	1.48		0.68	2.02	(2.28)	(1.59)	0.51	1.46		0.66	1.99	(2.23)	(1.55)	0.50

Total from Investment Operations	1.64		0.84	2.14	(2.17)	(1.44)	0.70	1.57		0.73	2.03	(2.21)	(1.51)	0.58

Less Distributions:
Dividends from net Investment income	(0.13)		(0.14)	(0.11)	(0.09)	(0.11)	(0.25)	(0.09)		(0.04)	(0.05)	(0.04)	(0.03)	(0.13)
Distributions from net realized gains	—		—	—	—	(2.52)	—	—		—	—	—	(2.52)	—

Total Distributions	(0.13)		(0.14)	(0.11)	(0.09)	(2.63)	(0.25)	(0.09)		(0.04)	(0.05)	(0.04)	(2.55)	(0.13)

Net asset value, end of period	$13.31		$11.80	$11.10	$9.07	$11.33	$15.40	$13.05		$11.57	$10.88	$8.90	$11.15	$15.21

Total Return (%)(a)	13.98	(b)	7.57	23.82	(19.29)	(10.47)	4.74	13.61	(b)	6.73	22.82	(19.91)	(11.04)	3.95
Ratios and Supplemental Data
Expenses to average daily net assets
With expenses waived/recovered (%)	1.35	(c)	1.35	1.35	1.35	1.35	1.33	2.10	(c)	2.10	2.10	2.10	2.10	2.08
Without expenses waived/recovered (%)	1.52	(c)	1.50	1.61	1.59	1.48	1.33	2.27	(c)	2.25	2.36	2.34	`2.23	2.08
Net investment income to average daily net assets (%)	2.45	(c)	1.31	1.20	0.98	1.08	1.27	1.70	(c)	0.56	0.44	0.22	0.30	0.55
Portfolio turnover rate (%)	45		80	82	72	178	58	45		80	82	72	178	58
Net assets, end of period ($ millions)	44		41	36	29	33	46	7		7	6	4	4	4

*	Per share amounts have been calculated using the monthly average share method.
(a)	These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(b)	Not annualized.
(c)	Annualized.

Heritage Growth and Income Trust

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Class C Shares*
	For the Six-Month Period Ended March 31, 2005 (unaudited)		For the Fiscal Years Ended September 30
			2004	2003	2002	2001	2000
Net asset value, beginning of period	$11.57		$10.88	$8.90	$11.14	$15.21	$14.76

Income from Investment Operations:
Net investment income	0.11		0.07	0.04	0.02	0.04	0.08
Net realized and unrealized gain on investments	1.46		0.66	1.99	(2.22)	(1.56)	0.50

Total from Investment Operations	1.57		0.73	2.03	(2.20)	(1.52)	0.58

Less Distributions:
Dividends from net Investment income	(0.09)		(0.04)	(0.05)	(0.04)	(0.03)	(0.13)
Distributions from net realized gains	—		—	—	—	(2.52)	—

Total Distributions	(0.09)		(0.04)	(0.05)	(0.04)	(2.55)	(0.13)

Net asset value, end of period	$13.05		$11.57	$10.88	$8.90	$11.14	$15.21

Total Return (%)(a)	13.61	(b)	6.73	22.82	(19.83)	(11.12)	3.95
Ratios and Supplemental Data
Expenses to average daily net assets
With expenses waived/recovered (%)	2.10	(c)	2.10	2.10	2.10	2.10	2.08
Without expenses waived/recovered (%)	2.27	(c)	2.25	2.36	2.34	2.23	2.08
Net investment income to average daily net assets (%)	1.70	(c)	0.57	0.45	0.21	0.32	0.55
Portfolio turnover rate (%)	45		80	82	72	178	58
Net assets, end of period ($ millions)	28		26	19	14	13	16

*	Per share amounts have been calculated using the monthly average share method.
(a)	These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(b)	Not annualized.
(c)	Annualized.

APPENDIX C

PURCHASE, EXCHANGE AND REDEMPTION PROCEDURES OF ACQUIRING FUNDS

YOUR INVESTMENT

Before You Invest

Before you invest in a fund, please:

•	Read this Prospectus carefully.
•	Decide which fund or funds best suit your needs and your goals,
•	Decide which class of shares is best for you, and then
•	Decide how much you wish to invest and how you want to open an account.

Choosing A Class Of Shares

You can choose from two classes of fund shares: Class A shares and Class C shares. A third class, Class B shares, is available only through exchange. Each class has a different combination of sales charges and ongoing fees allowing you to choose the class that best meets your needs. You should make this decision carefully based on:

•	the amount you wish to invest,
•	the different sales charges that apply to each share class,
•	whether you qualify for any reduction or waiver of sales charges,
•	the length of time you plan to keep the investment, and
•	the class expenses.

Class A Shares. You may purchase Class A shares at the “offering price” —a price equal to their net asset value, plus a maximum sales charge of 4.75% imposed at the time of purchase. Class A shares currently are subject to ongoing distribution and service (Rule 12b-1) fees of 0.25% of their average daily net assets. These fees are lower than the ongoing Rule 12b-1 fees for Class B shares and Class C shares.

If you choose to invest in Class A shares, you will pay a sales charge at the time of each purchase. The table below shows the charges both as a percentage of offering price and as a percentage of the amount you invest. If you invest more, the sales charge will be lower. You may qualify for a reduced sales charge or the sales charge may be waived as described below in “Sales Charge Reductions and Waivers” below. If you think you are eligible, contact Heritage or your financial advisor for further information.

Class A Sales Charges

Your Investment	As a % of Offering Price	As a % of Your Investment	Dealer Concession as % of Offering Price(1)
Less than $25,000	4.75%	4.99%	4.25%
$25,000-$49,999	4.25%	4.44%	3.75%
$50,000-$99,999	3.75%	3.90%	3.25%
$100,000-$249,999	3.25%	3.36%	2.75%
$250,000-$499,999	2.50%	2.56%	2.00%
$500,000-$999,999	1.50%	1.52%	1.25%
$1,000,000 and over	0.00%	0.00%	0.00	%(2)

(1)	During certain periods, the Distributor may pay 100% of the sales charge to participating dealers. Otherwise, it will pay the dealer concession shown above.
(2)	For purchases of $1 million or more, Heritage may pay from its own resources to the Distributor, up to 1.00% of the purchase amount on the first $3 million and 0.80% on assets thereafter. An investor who redeems those Class A shares within 18 months of purchase may be subject to a contingent deferred sales charge (CDSC) of 1.00% and Heritage will retain the Rule 12b-1 fees for the 18-month period. However, if you hold shares in the Heritage Cash Trust Money Market Fund or Municipal Money Market Fund, the time you hold those shares will not be counted for purposes of calculating the CDSC.

Class B Shares. Class B shares are not available for direct purchase; however they may be acquired through exchange from another Heritage mutual fund or dividend reinvestment. If you sell the shares within 6 years of purchase, you will pay a contingent deferred sales charge (CDSC) at the time of sale of up to a maximum of 5.00%. Class B shares are subject to ongoing Rule 12b-1 fees of up to 1.00% of their average daily net assets. This Rule 12b-1 fee is higher than the ongoing Rule 12b-1 fees for Class A shares but the same as for the Class C shares.

If you have invested in Class B shares, you will pay a sales charge if you sell those shares within 6 years of purchase. The CDSC imposed on sales of Class B shares will be calculated by multiplying the original purchase cost or the current market value of the shares being sold, whichever is less, by the percentage shown on the following chart. The CDSC will decline at the anniversary of your purchase. The longer you hold the shares, the lower the rate of the CDSC. The CDSC may be waived as described below in “Sales Charge Reductions and Waivers”. Any period of time you held Class B shares of the Heritage Cash Trust-Money Market Fund will not be counted when determining your CDSC.

Class B Deferred Charges

Redemption During:	CDSC on Shares Being Sold
1st year	5%
2nd year	4%
3rd year	3%
4th year	3%
5th year	2%
6th year	1%
After 6 years	0%

Conversion of Class B Shares. If you buy Class B shares and hold them for 8 years, we automatically will convert them to Class A shares without charge. Any period of time you held Class B shares of the Heritage Cash Trust-Money Market Fund and Municipal Money Market Fund will be excluded from the 8-year period.

When we do the conversion, you will receive Class A shares in an amount equal to the value of your Class B shares. However, because Class A and Class B shares have different prices, you may receive more or less Class A shares after the conversion. The dollar value will be the same, so you have not lost any money as a result of the conversion.

Class C Shares. You may purchase Class C shares at net asset value with no initial sales charge. As a result, the entire amount of your purchase is invested immediately. However, if you sell the shares less than 1 year after purchase, you will pay a CDSC at the time of sale of 1.00%, which will be calculated based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSC may be waived as described below in “Sales Charge Reductions and Waivers”. Class C shares are subject to ongoing Rule 12b-1 fees of up to 1.00% of their average daily net assets. This Rule 12b-1 fee is higher than the ongoing Rule 12b-1 fees for Class A shares and is the same as for the Class B shares. Class C shares do not convert to any other class of shares. Any period of time you held Class C shares of the Heritage Cash-Trust Money Market Fund will not be counted toward the 1-year period. With respect to Class C shares, you should consult with your financial advisor as to the suitability of such investment for you.

Understanding Rule 12b-1 Fees. Each fund has adopted a plan under Rule 12b-1 that allows it to pay distribution and sales fees for the sale of its shares and for services provided to shareholders. Because these fees are paid out of the fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGE REDUCTIONS AND WAIVERS

There are a number of ways to reduce or eliminate the initial sales charge on Class A shares or the CDSC on Class A, Class B or Class C shares. To receive a reduction or waiver in your Class A initial sales charge, you must advise your financial advisor or Heritage of your eligibility at the time of purchase.

Reducing your Class A Sales Charge. Heritage offers programs designed to reduce your Class A sales charges as described in the schedule above. For purposes of calculating your sales charge, you can combine purchases of Class A shares for all Heritage mutual funds (except for the money market funds) in the following account owner relationships:

•	Accounts owned by you, your spouse or minor children, including trust or other fiduciary accounts in which you, your spouse or minor children are the beneficiary. This includes sole proprietor business accounts;
•	Accounts opened under a single trust agreement—including those with multiple beneficiaries;
•	Purchases made by a qualified retirement or employee benefit plan of a single employer;
•	Purchases made by a company, provided the company is not in existence solely for purchasing investment company shares.

Rights of Accumulation—You may add the value of your previous Class A and Class B purchases (excluding the money market funds) for purposes of calculating the sales charge for future purchases of Class A shares. For example if you previously purchased $20,000 of Class A or Class B shares of a Heritage mutual fund and made a subsequent investment of $10,000 in Class A shares, a sales charge discount would be applied to the $10,000 investment. For purposes of determining your sales charge, we will apply discounts based upon the greater of the current account value or the total of all purchases less all redemptions.

Letter of Intent—You may purchase Class A shares of any Heritage mutual fund (except for the money market funds) over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Investments made up to 90 calendar days before adopting this agreement are eligible for this discount. All prior investments can be applied toward meeting the investment requirement. If you fail to make an investment sufficient to meet the intended investment within the 13-month period, the difference in Class A sales charges will be charged to your account.

Waiver of Class A Sales Charges. Class A shares may be sold at net asset value without any sales charge to:

•

Heritage, its affiliates, directors, officers and employees; any Heritage mutual fund and current and retired officers and Trustees of a fund; the subadviser of any Heritage mutual fund and its current directors, officers and employees; employees and registered financial advisors of broker-dealers that have selling arrangements with the funds’ Distributor; directors, officers and employees of banks and trust companies that are party to agency agreements with the Distributor; all such persons’

immediate relatives (spouse, parents, siblings, children—including in-law relationships) and beneficial accounts;

•	Investors who participate in certain wrap fee investment programs or certain retirement programs sponsored by broker-dealers or other service organizations which have entered into service agreements with Heritage. Such programs generally have other fees and expenses, so you should read any materials provided by that organization;

•	As indicated in the “Class A Sales Charges” schedule above, Class A investments of $1,000,000 or more, either as a single purchase or through the Rights of Accumulation or Letter of Intent programs above, are sold at net asset value. From its own resources, Heritage may pay the Distributor up to 1% of the purchase amount on the first $3 million and 0.80% on assets thereafter in these accounts. Such shares redeemed within 18 months of purchase are subject to a CDSC of 1% and Heritage may retain the Rule 12b-1 fees for up to 18 months. Any period of time you held shares of a Heritage money market fund will not be counted toward the 18-month period.

Information concerning Sales Charge Reductions and Waivers can be found on our website, www.HeritageFunds.com.

CDSC Waivers. The CDSC for Class A shares, Class B shares and Class C shares currently is waived if the shares are sold:

•	to make certain distributions from retirement plans,

•	because of shareholder death or disability (including shareholders who own shares in joint tenancy with a spouse),

•	to make payments through certain sales from a Systematic Withdrawal Plan of up to 12% annually of the account balance at the beginning of the plan, or

•	to close out shareholder accounts that do not comply with the minimum balance requirements.

Reinstatement Privilege. If you sell Class A or Class C shares of a Heritage mutual fund, you may reinvest some or all of the sales proceeds up to 90 calendar days later in the same share class of any Heritage mutual fund without incurring additional sales charges. If you paid a CDSC, the reinvested shares will have no holding period requirement. You must notify Heritage if you decide to exercise this privilege. Because Class B shares are no longer offered for sale, proceeds from the redemption of Class B shares may not be reinvested.

HOW TO INVEST

Minimum Initial Investment. Once you have chosen a share class, the next step is to determine the amount you wish to invest. The minimum initial investment for each fund is:

Type of Account	Minimum Initial Investment	Subsequent Investment
Regular Account	$1,000	No minimum
Periodic Investment Program	$50	$50 on a monthly basis
Retirement Account	$500	No minimum

Heritage may waive these minimum requirements at its discretion. Contact Heritage or your financial advisor for further information.

There are several ways to invest, although the availability of these services may be limited by your financial advisor or institution.

Through Your Financial Advisor. You may invest in a fund by contacting your financial advisor. Your financial advisor can help you open a new account and help you review your financial needs and formulate long-term investment goals and objectives. Your financial advisor or broker will transmit your request to the fund and may charge you a fee for this service. Your broker may also designate other intermediaries to receive orders on the fund’s behalf.

By Mail. You may invest in a fund directly by completing and signing the account application found in this prospectus. Indicate the fund, the class of shares and the amount you wish to invest. If you do not specify a share class, we will automatically choose Class A shares, which include a front-end sales charge. Checks must be drawn on an account at a U.S. bank and made payable to the specific fund and class being purchased. Mail the application and your payment to:

Heritage Asset Management, Inc.

P.O. Box 33022

St. Petersburg, FL 33733

By Telephone. If you provide your bank account information, Heritage can initiate a purchase from that account. Complete the appropriate sections of the Heritage account application and attach a voided check to activate this service. This method cannot be used to open a new account.

By Periodic Investment Program. We offer the following plans to allow you to make regular, automatic investments into a fund. You determine the amount and frequency of your investments. You can terminate your plan at any time.

•

From Your Bank Account—You may instruct us to transfer funds from a specific bank checking account to your Heritage account. This service is only available in instances in which the transfer can be effected by electronic transfer. Complete the appropriate sections of the account application or the Heritage Direct Payment Plan form to activate this service. Heritage reserves the right to cancel a periodic investment program if payment from your bank is rejected for two consecutive months or if you make regular withdrawals from your account without maintaining the minimum balance.

•	Automatic Exchange—You may make automatic regular exchanges between two or more Heritage mutual funds. These exchanges are subject to the exchange requirements discussed below.

The intent of these plans is to encourage you to increase your Heritage account balance to the fund’s minimum investment. If you discontinue any of these plans, or make regular withdrawals from your account without maintaining the minimum balance, we may require you to buy more shares to keep your account open.

By Direct Deposit. You may instruct your employer, insurance company, the Federal government or other organization to direct all or part of the payments you receive to your Heritage account. All payments from the U.S. government, including payroll, pension, Social Security, and income tax refunds are eligible for this service. The following information must be provided to the payor in the enrollment process:

•	Bank routing number: 0 1 1 0 0 0 0 2 8

•	Account number: 7 7 0 0 1 f f a a a a a a a a a a

“f” represents the two digit fund code found on the Fund Selection section of the enclosed Heritage account application.

“a” represents the first 10 digits of your Heritage account number. All Heritage account numbers begin with 44 or 66.

For example if your Heritage account number is 44123456789 and you wish to establish a direct deposit to the Heritage Capital Appreciation Trust—Class A, you would enter 77001414412345678.

•	The account must be designated as a checking account.

Please note that these instructions are different than the Federal Reserve wire instructions below.

By Wire. You may invest in a fund by Federal Reserve wire sent from your bank. Mail your completed and signed account application to Heritage. Contact Heritage at (800) 421-4184 or your financial advisor to obtain your account number before sending the wire. Your bank may charge a wire fee. Send your investment and the following information by Federal Reserve or bank wire to:

State Street Bank and Trust Company

225 Franklin Street

Boston, MA 02110

ABA # 011-000-028

Account # 3196-769-8

Name of the Fund

The class of shares to be purchased

(Your account number assigned by Heritage)

(Your name)

The wire instructions must contain all of the above information.

Do not mail investments or correspondence to this address.

HOW TO SELL YOUR INVESTMENT

You can sell—or redeem—shares of your fund for cash at any time, subject to certain restrictions. When you sell shares, payment of the proceeds (less any applicable CDSC and/or redemption fee) generally will be made the next business day after your order is received. If you sell shares that were recently purchased by check or automated clearing house deposits (ACH), payment will be delayed until we verify that those funds have cleared, which may take up to two weeks. Drafts or ACH transactions initiated by a third party are not acceptable redemption instructions and will not be honored.

Application of CDSC. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have been held the longest. There is no CDSC on shares acquired through reinvestment of dividends or other distributions. However, any period of time you held shares of a Heritage money market fund will not be counted for purposes of calculating the CDSC.

Redemption Fees. A redemption fee of 2% of the value of shares sold will be imposed on fund shares sold (by redemption or exchange to another Heritage mutual fund) within a set holding period (representing days since their acquisition by purchase or exchange from another Heritage mutual fund). For the International Equity fund, the holding period is 30 calendar days; for all other funds, the holding period is seven (7) calendar days. For shares purchased before January 1, 2005, a redemption fee of 2% of the value of the shares sold will be imposed on shares sold (by redemption or exchange to another Heritage mutual fund) within 60 calendar days of their purchase.

The redemption fee is paid to the appropriate fund and is intended to offset the costs and market impact associated with short-term money movements. To determine the holding period, the funds will use a first-in, first-out method, meaning shares held in the account the longest are used to determine whether a redemption fee applies. Additionally, there is no redemption fee on shares acquired through the reinvestment of dividends or other distributions paid by the fund whose shares are being redeemed. The redemption fee is generally deducted from your redemption proceeds, but you may be billed if the fee is assessed after the redemption transaction.

Except as noted below, all shareholders are subject to this fee, whether you invest directly with the funds or through a financial intermediary (e.g. broker-dealer, bank, retirement plan administrator) that maintains an omnibus account with a fund. However, because of processing limitations by many intermediaries, the redemption fee may not apply to certain redemptions from omnibus accounts. If the intermediary does not have the system capability necessary to process the redemption fee, the fund cannot track individual shareholder redemptions and will not receive the redemption fee.

Redemption fees will be waived:

•	To make certain distributions from retirement plans;

•	Because of shareholder death or disability;

•	For redemptions by other mutual funds;

•	For shares redeemed through an approved fee-based program involving asset allocation or rebalancing at the firm level of a dealer;

•	For shares redeemed to cover fees assessed by the fund or Heritage.

To receive a redemption fee waiver, you or your financial advisor must advise Heritage of your eligibility at the time of the redemption or exchange. Your financial advisor or Heritage may require documentation to verify your eligibility. The funds reserve the right to modify or eliminate the terms of the redemption fee waiver.

Selling Shares. You may contact your financial advisor or Heritage with instructions to sell your investment in the following ways. Availability of these options may be limited by your financial advisor or institution.

Through Your Financial Advisor. You may sell your shares through your financial advisor who can prepare the necessary documentation. Your financial advisor will transmit your request to sell shares of your fund and may charge you a fee for this service.

By Telephone. You may sell shares from your account by telephone by calling Heritage at (800) 421-4184 prior to the close of regular trading on the New

York Stock Exchange—typically 4:00 p.m. Eastern time. If you do not wish to have telephone redemption privileges, you must complete the appropriate section of the account application.

For your protection, telephone requests may be recorded in order to verify their accuracy and monitor call quality. In addition, we will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, we are not responsible for any losses that may occur to any account due to an unauthorized telephone call.

When redeeming shares by telephone, payment of up to $50,000 can be made one of the following ways:

•	Directly to a bank account for which you have previously provided information to us in writing on your account application or subsequent form. Funds are generally available in your bank account two to three business days after we receive your request, or

•	By check to your address of record, provided there has not been an address change in the last 30 calendar days.

In Writing. You may sell shares of your fund by sending a letter of instruction. Specify the fund name and class, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell. Mail the request to Heritage Asset Management, Inc., P.O. Box 33022, St. Petersburg, FL 33733.

All registered owners on the account must sign the request. Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

A medallion signature guarantee of your request is required if the redemption is:

•	Greater than $50,000,

•	Sent to an address other than the address of record, or preauthorized bank or brokerage firm account,

•	Sent to a payee other than the shareholder of record, or

•	Sent to an address of record that has been changed within the past 30 calendar days.

A medallion signature guarantee helps protect your account against fraud. We will only accept official signature guarantees from participants in our medallion signature guarantee program, which includes most banks and securities dealers. A notary public cannot guarantee your signature.

Payment for a written request can be made one of the following ways:

•	Directly to a bank account for which you have previously provided information to us in writing on your account application or subsequent form. Funds are generally available in your bank account two to three business days after we receive your request,.

•	By check, or

•	By Federal Reserve wire to a bank account you specify. Your financial advisor can provide you with the necessary form to request a wire. We normally send these proceeds on the next business day and credit by the receiving institution is subject to the time they receive the instructions from the Federal Reserve Bank and their posting policies. We cannot guarantee that you will receive credit on the same day we send the wire. A wire fee will be charged to your account.

Systematic Withdrawal Plan. You may establish a plan for periodic withdrawals from your account. Withdrawals can be made on the 1/st/, 5/th/, 10/th/, or 20/th/ day of the month at monthly, quarterly, semi-annual or annual intervals. If such a day falls on a weekend or holiday, the withdrawal will take place on the next business day. To establish a plan, complete the appropriate section of the account application or the Heritage systematic withdrawal form (available from your financial advisor, Heritage or through our website, www.HeritageFunds.com.) and send that form to Heritage. Heritage reserves the right to cancel systematic withdrawals if insufficient shares are available for two or more consecutive months.

HOW TO EXCHANGE YOUR SHARES

You can exchange shares of one Heritage fund for shares of the same class of any other Heritage fund, subject to the investment requirements of that fund. Obtain a prospectus of that fund from your financial advisor, Heritage or through our website, www.HeritageFunds.com. You may exchange your shares by calling your financial advisor or Heritage if you exchange to like-titled Heritage accounts. Written instructions with a medallion signature guarantee are required if the accounts are not identically registered.

Shares of a Heritage money market fund that have not previously been subject to an initial sales charge or CSDC holding period will be subject to the initial purchase conditions of that fund. Shares that have previously paid a sales charge in a Heritage fund will exchange with no additional sales charge. Each Heritage mutual fund may terminate the exchange privilege upon 60 days’ notice.

Exchanges may be subject to a redemption fee, as described above in “How to Sell Your Investment—Redemption Fee.” For purposes of determining the CDSC, Class A, Class B and Class C shares will continue to age from their original investment date and will retain the same CDSC rate as they had before the exchange. However, any time which you held shares in a Heritage money market fund will not be counted for purposes of calculating the CDSC.

Account and Transaction Policies

Account Registration Options. Heritage offers several options for registering your account. Individual, joint, trust or business accounts can be opened using the application found in this prospectus. To establish a Transfer on Death (TOD) arrangement, an additional TOD agreement is required. Additionally, Heritage offers a range of IRA retirement plans including Traditional, Roth, SEP and SIMPLE IRA plans. IRA plans require a separate adoption agreement instead of the application found in this prospectus as well as separate forms to sell your shares. The TOD and IRA agreements are available from your financial advisor, Heritage or through our website www.HeritageFunds.com.

Good Order Requirements. For the funds to process your request, it must be in “good order”. Good order means that you have provided sufficient information necessary to process your request, as outlined in this prospectus, including any required signatures and medallion signature guarantees. Further, there must not be any restrictions applied to your account. Your request is not considered to be in “good order” by the fund until it meets these requirements.

Customer Identification Procedures. The funds are required under the USA PATRIOT Act to obtain certain information about you in order to open an account. You must provide Heritage with the name, physical address (not a P.O. Box), social security or other taxpayer identification number and date of birth of all owners of the account. For entities such as corporations or trusts, the person opening the account on the entity’s behalf must provide this information. Heritage will use this information to verify your identity using various methods. In the event that your identity cannot be sufficiently verified, Heritage may employ additional verification methods or refuse to open your account. Under certain circumstances, it may be appropriate for Heritage to close or suspend further activity in an account.

Restrictions on Orders. The funds and the Distributor reserve the right to reject any purchase or exchange order for any reason and to suspend the offering of fund shares for a period of time. There are certain times when you may not be able to sell shares of a fund or when we may delay paying you the redemption proceeds. This may happen during unusual market conditions or emergencies or when a fund cannot determine the value of its assets or sell its holdings.

Internet Website. Additional information, including current fund performance and various account forms and agreements, is available on our website, www.HeritageFunds.com.

Redemption in Kind. We reserve the right to give you securities instead of cash when you sell shares of your fund. If the amount of the sale is at least either

$250,000 or 1% of a fund’s assets, we may give you securities from the fund’s portfolio instead of cash.

Accounts With Below-Minimum Balances. If your account balance falls below $500 as a result of selling shares (and not because of performance or sales charges), each fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 30 calendar days after notification, each fund reserves the right to close your account and send the proceeds to your address of record.

DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES

Distributions and Taxes. Each fund annually distributes to its shareholders dividends from its net investment income, except Growth and Income Trust, which distributes dividends to its shareholders quarterly. Net investment income generally consists of dividends and interest income received on investments, less expenses.

The dividends you receive from a fund generally will be taxes as ordinary income. A portion of those dividends may be eligible for the 15% maximum federal income tax rate applicable to dividends that individuals receive through 2008.

Each fund may also distribute net capital gains to its shareholders normally once a year. A fund generates capital gains when it sells assets in its portfolio for profit. Capital gains are taxed differently depending on how long the fund held the asset (not on how long you hold your shares). Distributions of net capital gains recognized on the sale of assets held for one year or less (net short-term capital gains) are taxed as ordinary income; distributions of net capital gains recognized on the sale of assets held longer than that (net long-term capital gains) are taxed at lower capital gains rates.

Fund distributions of dividends and net capital gains are automatically reinvested in additional shares of the distributing fund at NAV (without sales charge) unless you opt to take your distributions in cash, in the form of a check, or direct them for purchase of shares in the same class of another Heritage Mutual Fund.

In general, selling or exchanging shares and receiving distributions (whether reinvested or taken in cash) are all taxable events. These transactions typically create the following tax liabilities for taxable accounts:

Type of Transactions	Tax Status and Rate
Income dividends	Ordinary income; may be eligible for 15% maximum rate for individuals
Net short-term capital gain distributions	Ordinary income
Net capital gain distributions	Long-term capital gains; generally eligible for 15% maximum rate for individuals
Sales or exchanges of fund shares owned for more than one year	Long-term capital gains or losses (capital gains rate, as described above)
Sales or exchanges of fund shares owned for one year or less	Gains are taxed at the same rate as ordinary income; losses are subject to special rules

Income dividend distributions will vary by class and are anticipated to be generally higher for Class A shares (because that class’s expense ratio is lower).

Withholding Taxes. If you are a non-corporate shareholder and a fund does not have your correct Social Security or other taxpayer identification number, federal law requires us to withhold and pay to the IRS a portion of your distributions and redemption proceeds (regardless of the extent to which a gain or loss may be realized). If you otherwise are subject to backup withholding, we also must withhold and pay to the IRS a portion of your distributions. Any tax withheld may be applied against the tax liability on your tax return. State law may also require us to withhold and pay to your state of residence a portion of your distributions and redemption proceeds.

Tax Reporting. If your account has taxable distributions, withholding or other activity required to be reported to the Internal Revenue Service (IRS), we will send you the appropriate tax form that reflects the amount and tax status of that activity. Such tax forms will be mailed early in the year for the prior calendar year in accordance with current IRS guidelines. Generally, fund distributions are taxable to you in the year you receive them. However, any distributions that are declared in October, November or December but paid in January generally are taxable as if received on December 31.

Because everyone’s tax situation is unique, always consult your tax professional about federal, state and local tax consequences.